Prospectus

April 30, 2008

Individual Flexible Payment Variable Annuity (Fee Based)

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account A

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement Annuities (“IRAs”), Roth IRAs, and Non-Tax Qualified Annuities and Non-Qualified Plans offered to purchasers who pay periodic fees based on assets in lieu of brokerage commissions or as compensation for advisory services (Fee-Based Programs). The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Asset Allocation Portfolio
Small Cap Value Portfolio	Balanced Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
International Growth Portfolio	Select Bond Portfolio
International Equity Portfolio	Money Market Portfolio
Mid Cap Value Portfolio	Large Company Value Portfolio
Index 400 Stock Portfolio	Large Cap Blend Portfolio
Focused Appreciation Portfolio	Index 600 Stock Portfolio
Growth Stock Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	Emerging Markets Equity Portfolio
Domestic Equity Portfolio	Short-Term Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Index 500 Stock Portfolio	Inflation Protection Portfolio
Multi-Sector Bond Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target
Multi-Style Equity Fund	Portfolio Series
Aggressive Equity Fund	Moderate Strategy Fund
Non-U.S. Fund	Balanced Strategy Fund
Core Bond Fund	Growth Strategy Fund
Real Estate Securities Fund	Equity Growth Strategy Fund

Fixed Option

Guaranteed Interest Fund

The Contract and the variable options:

•	are not guaranteed to achieve their goals
•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Any representation to the contrary is a criminal offense.

The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account A (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated April 30, 2008, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. To receive a copy of the SAI, call 1-888-455-2232 or send a written request to Northwestern Mutual, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contract, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay the Annuitant(s) pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a Variable Income Plan; (2) a Fixed Income Plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract if all the Owners die before the Maturity Date.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the value of amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals since that Valuation Date; and any applicable charges under the Contract deducted since that Valuation Date.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Interest Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a one-year term.

Investment Professional—Someone you select to provide you with brokerage service or investment advice with respect to amounts you invest under your Contract who either is registered as a broker-dealer under the Securities Exchange Act of 1934 or as an investment adviser under the Investment Advisers Act of 1940 directly (or by association with another person), or who provides such service or advice under an exemption from the Investment Advisers Act of 1940.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to pay for your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Account A (Fee Based) Prospectus

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract during the Accumulation Period. They do not include any fee your Investment Professional may charge you for his or her services. They also do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so. In the first table, transaction charges are shown on the left and annual charges are shown on the right.

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	None
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge	$17*

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses	0.75%
Current Mortality and Expense Risk Fees	0.35%
Other Expenses	None

Total Current Separate Account Annual Expenses	0.35%

Annual Contract Fee
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit
Maximum Charge (as a percent of the entire benefit)**	0.40%
*	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
**	The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant's birthday at the time the application is approved) 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract Value on any Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

Account A (Fee Based) Prospectus

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2007. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.20%	2.88%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Contract. Portfolio operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2007, except as otherwise set forth in the notes to the table.

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	0.54%	0.01%	0.00%	0.00%	0.55%	0.55%
Small Cap Value Portfolio(1)	0.85%	0.01%	0.00%	0.01%	0.87%	0.87%
Mid Cap Growth Stock Portfolio	0.52%	0.00%	0.00%	0.00%	0.52%	0.52%
International Growth Portfolio(2)	0.66%	0.12%	0.00%	0.00%	0.78%	0.78%
International Equity Portfolio(3)	0.66%	0.04%	0.00%	0.00%	0.70%	0.63%
Mid Cap Value Portfolio(4)	0.85%	0.02%	0.00%	0.00%	0.87%	0.87%
Index 400 Stock Portfolio	0.25%	0.01%	0.00%	0.00%	0.26%	0.26%
Focused Appreciation Portfolio(5)	0.78%	0.02%	0.00%	0.00%	0.80%	0.80%
Growth Stock Portfolio	0.42%	0.00%	0.00%	0.00%	0.42%	0.42%
Large Cap Core Stock Portfolio	0.43%	0.00%	0.00%	0.00%	0.43%	0.43%
Domestic Equity Portfolio(6)	0.55%	0.01%	0.00%	0.00%	0.56%	0.56%
Equity Income Portfolio(7)	0.65%	0.02%	0.00%	0.00%	0.67%	0.67%
Index 500 Stock Portfolio	0.20%	0.00%	0.00%	0.00%	0.20%	0.20%
Asset Allocation Portfolio(8)	0.52%	0.06%	0.00%	0.00%	0.58%	0.54%
Balanced Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
High Yield Bond Portfolio	0.45%	0.02%	0.00%	0.00%	0.47%	0.47%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
Money Market Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.30%
Large Company Value Portfolio(9)	0.72%	0.14%	0.00%	0.00%	0.86%	0.80%
Large Cap Blend Portfolio(10)	0.77%	0.12%	0.00%	0.00%	0.89%	0.85%
Index 600 Stock Portfolio(11)	0.25%	0.27%	0.00%	0.00%	0.52%	0.35%
Research International Core Portfolio(12)	0.88%	0.83%	0.00%	0.00%	1.71%	1.15%
Emerging Markets Equity Portfolio(13)	1.14%	0.71%	0.00%	0.00%	1.85%	1.50%
Short-Term Bond Portfolio(14)	0.35%	0.09%	0.00%	0.00%	0.44%	0.44%
Long-Term U.S. Government Bond Portfolio(15)	0.55%	0.24%	0.00%	0.02%	0.81%	0.72%
Inflation Protection Portfolio(16)	0.58%	0.12%	0.00%	0.00%	0.70%	0.65%
Multi-Sector Bond Portfolio(17)	0.79%	0.21%	0.00%	0.00%	1.00%	1.00%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio(18)	0.56%	0.10%	0.25%	0.00%	0.91%	0.91%
VIP Contrafund® Portfolio(19)	0.56%	0.09%	0.25%	0.00%	0.90%	0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(20)	0.84%	0.08%	0.00%	0.00%	0.92%	0.92%

Account A (Fee Based) Prospectus

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Russell Investment Funds
Multi-Style Equity Fund(21)	0.73%	0.15%	0.00%	0.00%	0.88%	0.88%
Aggressive Equity Fund(22)	0.90%	0.24%	0.00%	0.00%	1.14%	1.06%
Non-U.S. Fund(23)	0.90%	0.28%	0.00%	0.01%	1.19%	1.16%
Core Bond Fund(24)	0.55%	0.22%	0.00%	0.01%	0.78%	0.71%
Real Estate Securities Fund	0.80%	0.12%	0.00%	0.00%	0.92%	0.92%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(25)	0.20%	1.81%	0.00%	0.87%	2.88%	0.98%
Balanced Strategy Fund(25)	0.20%	0.54%	0.00%	0.95%	1.69%	1.03%
Growth Strategy Fund(25)	0.20%	0.64%	0.00%	1.02%	1.86%	1.06%
Equity Growth Strategy Fund(25)	0.20%	1.16%	0.00%	1.10%	2.46%	1.14%

(1)

Small Cap Value Portfolio    Northwestern Mutual Series Fund’s advisor, Mason Street Advisors, LLC (“MSA”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(2)

International Growth Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.10% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(3)

International Equity Portfolio    MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2009.

(4)

Mid Cap Value Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(5)

Focused Appreciation Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.90% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(6)

Domestic Equity Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(7)

Equity Income Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(8)

Asset Allocation Portfolio    MSA has agreed to waive a portion of its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2009. In addition, MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(9)

Large Company Value Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.80% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(10)

Large Cap Blend Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.85% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(11)

Index 600 Stock Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.35% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(12)

Research International Core Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.15% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(13)

Emerging Markets Equity Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 1.50% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(14)

Short-Term Bond Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.45% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(15)

Long-Term U.S. Government Bond Portfolio    Other expenses includes estimated interest expense of 0.07%. MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(16)

Inflation Protection Portfolio    MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

Account A (Fee Based) Prospectus

(17)

Multi-Sector Bond Portfolio    Other expenses includes estimated interest expense of 0.07%. MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage, dividend expenses and charges, other investment-related costs and extraordinary expenses) to an annual rate of 0.95% of the Portfolio’s average net assets until April 30, 2009. This fee waiver may be terminated at any time after April 30, 2009.

(18)

VIP Mid Cap Portfolio    FMR (Fidelity Management & Research Company) has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued by FMR at any time.

(19)

VIP Contrafund® Portfolio    FMR has voluntarily agreed to reimburse the Service Class 2 to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.10% of the class’ average net assets. This arrangement may be discontinued by FMR at any time.

(20)

Socially Responsive Portfolio    Neuberger Berman Management Inc. (“NBMI”) has contractually agreed to reimburse certain expenses of the Fund through 12/31/2011, so that the total annual operating expenses are limited to 1.30% of the Fund’s average daily net asset value. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay NBMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund’s annual operating expenses to exceed its expense limitation. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

(21)

Multi-Style Equity Fund    The Fund’s Manager, Russell Investment Management Company (“RIMCo”) has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(22)

Aggressive Equity Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(23)

Non-U.S. Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(24)

Core Bond Fund    RIMCo has contractually agreed to waive, at least until April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

(25)

LifePoints® Variable Target Portfolio Series     RIMCo has contractually agreed to waive, at least through April 29, 2009, its 0.20% advisory fee for each Fund. RIMCo has then contractually agreed to reimburse, at least through April 29, 2009, each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11%, 0.08%, 0.04% and 0.04% of the average daily net assets of the Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, on an annual basis. Direct Fund-level expenses for the Funds do not include the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. These arrangements may not be terminated during the relevant period except at the Board’s discretion.

Account A (Fee Based) Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. Because we impose no charges upon surrender or annuitization, your costs will be the same whether you continue to own, surrender, or annuitize the Contract at the end of the period shown. Although you are required to invest a minimum of $50,000 in the Contract, the Examples assume that you invest $10,000 for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$217	$995	$1,856	$4,082
Minimum Total Annual Portfolio Operating Expenses	$139	$431	$745	$1,635

Contract Without the Enhanced Death Benefit (“EDB”)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$176	$873	$1,659	$3,720
Minimum Total Annual Portfolio Operating Expenses	$97	$303	$525	$1,166

We reserve the right to increase the current mortality and expense risk charges to a maximum annual rate of 0.75%, though for Contracts purchased prior to April 30, 2007, we will not increase the current mortality and expense risk charges before May 1, 2011. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the enhanced death benefit (“EDB”) above was determined by multiplying the maximum EDB percentage charge (.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.00% based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended 12/31/07.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Account A (Fee Based) Prospectus

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to the Contract value held in the Separate Account, which is principally derived from the investment performance of the Portfolios.

To receive a free copy of the SAI containing such financial statements, call 1-888-455-2232. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $156.3 billion as of December 31, 2007. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

The Separate Account

We established the NML Variable Annuity Account A (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

Account A (Fee Based) Prospectus

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a fixed option and a variety of variable investment options selected by the Company, but it does not endorse or recommend a particular option nor does it provide asset allocation or investment advice. Additionally, not all of the investment options may be available in the Fee-Based Program under which you hold your Contract. You, together with your Investment Professional, are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed and, because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed option earn interest for a specified period at a rate we declare from time to time and, together with the interest earned, are guaranteed by, and subject to the claims–paying ability of, the Company.

The Role of Your Investment Professional

Your Investment Professional may provide us with instructions on your behalf involving the investment of Net Purchase Payments and the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed elsewhere in this prospectus.

We are not a party to any agreement you have with your Investment Professional, nor are we responsible for any brokerage service or investment advice your Investment Professional provides to you. Your Investment Professional may be associated with our affiliated registered investment advisor and/or our affiliated limited purpose federal savings bank. Any non-incidental investment advice that your Investment Professional provides to you related to investment option selection or asset allocation within your Contract is pursuant to a separate agreement with an entity qualified to provide such advice, such as our affiliated registered investment advisor (Northwestern Mutual Investment Services, LLC) or our affiliated limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company), and is not provided by the Company. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional. By signing the application for the Contract, you affirm that you understand and agree that instructions you provide your Investment Professional may not be relayed concurrently to us and that we are not liable for any loss or liability that may arise as a result. All instructions we receive from your Investment Professional will be deemed to have been authorized by you and provided on your behalf (not on our behalf), until you either notify us in writing that you have revoked that authority or we receive notice of your death. We may require your Investment Professional to enter into a separate agreement with us relating to communications between us on behalf of all Contract Owners your Investment Professional represents as a condition of accepting his or her instructions. This agreement also may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all contract owners.

Any fee that is charged by your Investment Professional is in addition to the fees and expenses that apply to your Contract described in this prospectus. By advance written agreement with us, you may authorize your Investment Professional to withdraw amounts from your Contract to pay for his or her fee. We will not verify the fee amount withdrawn, but we will send you a confirmation of the withdrawal, which you should review to verify the fee amount is accurate. Any such withdrawal will have the same tax effect and effect on Contract benefits as any other withdrawal you make from your Contract.

Your Investment Professional must be appointed by us, or associated with a broker-dealer appointed by us, as our authorized agent to sell the Contract. As our selling agent, your Investment Professional, or his or her associated broker-dealer, may receive compensation for the services performed on our behalf. Your Investment Professional also may receive compensation for referring you to the fee-based program under which you purchase your Contract. If you would like more information about these compensation arrangements, you should contact your Investment Professional.

Account A (Fee Based) Prospectus

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, i.e., such as when a Portfolio closes.

Subject to any limitations imposed by your Fee-Based Program, you may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. For more information about the Fee-Based Program under which you hold your Contract, contact your Investment Professional.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectus for the Northwestern Mutual Series Fund for more information.

Account A (Fee Based) Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation*	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital**	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 600 Stock Portfolio	To achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index’s performance	N/A
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC

*	High yield bonds are commonly referred to as junk bonds.
**	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Account A (Fee Based) Prospectus

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and The Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc.

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management, Inc.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser for the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
Real Estate Securities Fund	Current income and long-term growth of capital
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are

Account A (Fee Based) Prospectus

deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to any limitations imposed by your Fee-Based Program, the short term and excessive trading limitations described below, and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Before the Maturity Date, you may transfer amounts which you have invested in the Guaranteed Interest Fund to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. (See “Fixed Option—The Guaranteed Interest Fund”.)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Contract Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations. Once a Contract is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Contract anniversary.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are

Account A (Fee Based) Prospectus

designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. If your Investment Professional provides substantially the same asset allocation or investment advice to a number of Contract Owners whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all Contract Owners. Therefore, we may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all Contract Owners. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Fixed Option—The Guaranteed Interest Fund

During the Accumulation phase of your Contract, you may direct all or part of your Purchase Payments to the Guaranteed Interest Fund (“GIF”) for investment on a fixed basis, provided it is available in your state. To find out if a GIF is available in your state, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232. The GIF is not available under fee-based programs sponsored by affiliates of the Company.

You may transfer amounts previously invested in the Separate Account Divisions to the GIF, prior to the Maturity Date, and you may transfer amounts in the GIF to the Separate Account Divisions. In each case, these transfers are subject to the restrictions described in the Contract. Amounts you invest in the GIF become part of our General Account, which represents all of our assets other than those held by in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, amounts in the GIF do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract may apply to the amounts in the GIF. (See “Deductions”.)

In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the GIF earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. The interest rate will not be less than an annual effective rate of at least 1.0% (or a higher rate if required by applicable state law). At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the GIF in the same manner as the effective date for a transaction involving a Division of the Separate Account.

Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. To the extent that a Purchase Payment or transfer from a Division of the Separate Account causes the Contract’s interest in the GIF to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

Transfers from the GIF to the Separate Account Divisions are subject to limits. After a transfer from the GIF, we will allow no further transfers from the GIF for a period of 365 days; in addition, we will allow no further transfers back into the GIF for a period of 90 days. The maximum amount that you may transfer from the GIF in one transfer is the greater of (1) 25% of the amount that you had invested in the GIF as of the last

Account A (Fee Based) Prospectus

Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the GIF. In no event will this maximum transfer amount be less than $1,000 or more than $50,000.

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the GIF do not bear any expenses of any of the Portfolios. Other charges under the Contract apply for amounts in the GIF as they are described in this prospectus for amounts you invest in the variable options. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we consider any investment in the GIF as though it were an investment of the same amount in one of the Separate Account Divisions.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the value of your amounts allocated to the Guaranteed Interest Fund, plus credited interest; less (iii) any withdrawals since that Valuation Date and any applicable charges under the Contract deducted since that Valuation Date. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value, in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to pay for your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. The minimum initial Purchase Payment is $50,000. The minimum amount for each subsequent Purchase Payment is $25, although we may accept lower amounts in certain circumstances. We will accept larger Purchase Payments than the minimums, but total Purchase Payments under any Contract may not exceed $5,000,000 without our consent. Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”)

In certain situations, we may reduce or waive our minimums. For example, we may reduce the minimum initial purchase amount from $50,000 to no less than $25,000 provided you agree to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $50,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees, but not below a minimum of $40,000. The amount of minimum Purchase Payments may also be reduced in light of certain other requirements of Fee-Based Programs.

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Application of Purchase Payments    We credit Net Purchase Payments to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the Guaranteed Interest Fund is subject to special rules (see “The Investment Options—Fixed Option.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Divisions; the term “Accumulation Units” describes the value of this interest in the Separate Account.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We will not accept cash, money orders, traveler’s checks, or “starter” checks received at the Home Office. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”)

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Contract Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under Variable Income Plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract. If Annuity Payments are being made under Variable Income Plan 2 and the payee dies during the certain period (or if both payees die during the certain period of Variable Income Plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept a withdrawal request (including an exchange) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that a payment plan start) on a future date you specify. Otherwise, we will pay the

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amount of any withdrawal from the Separate Account within seven days after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date anytime prior to such future date.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefits of a Contract in a lump sum or under the payment plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a Variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.

Amount of the Death Benefit    If the Annuitant dies before the Maturity Date, the death benefit will not be less than the Contract Value next determined after we receive proof of death at our Home Office or, if later, the date on which a method of payment is elected. If we receive proof of death before the close of trading for the NYSE (typically 4:00 p.m. Eastern Time), we will determine the Contract Value using same-day pricing. If we receive proof of death on or after the close of trading on the NYSE, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE.

If the Primary Annuitant dies on or after his or her 75th birthday, the death benefit will be equal to the Contract Value (as described in the above paragraph). If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will equal the greater of the Contract Value or the amount of Purchase Payments we received, less an adjustment for every withdrawal. For each withdrawal we reduce the minimum death benefit by the percentage of the Contract Value withdrawn. There is no death benefit after Annuity Payments begin. (See “Payment Plans.”)

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount:

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract value on any Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant's 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

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Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2007–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2008–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2008–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

Distribution of the Death Benefit    If the Owner is the Annuitant and the Owner dies before the Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force unless the Owner elected a payment plan for the Beneficiary. The Beneficiary may also elect to receive the death benefit in a lump sum or under a payment plan (See “Payment Plans.”) In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days after we receive proof of death of the Annuitant, the death benefit becomes payable to the Owner.

If the Contract continues in force, we will set the Contract Value at an amount equal to the death benefit (pursuant to the terms of your Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant's death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal). If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose or to the Guaranteed Interest Fund. (See “Transfers Between Divisions” and “Payment Plans”.)

Payment Plans

Generally    If you decide to begin receiving monthly Annuity Payments from your Contract, you may choose one of three Annuity Payment plans (referred to as “Income Plans”):

(1)	monthly payments for a specified period;

(2)	monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of ten or twenty years if you die sooner; or

(3)	monthly payments for your life and for the life of another person (usually your spouse) selected by you.

These Income Plans are available to you on a variable or fixed basis. While no charges are assessed on fixed income plans, we will continue to assess on variable income plans mortality rate and expense risk charges. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Payment Plan be invested. The Fixed Income Plans are not described in this prospectus. If you select a Fixed Income Plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. Your interest, if any, in our General Account would also include the value of any amounts allocated to any GIF, plus credited interest, less any withdrawals you have made.

A Variable Income Plan means that the amount representing the actuarial liability under the Variable Income Plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a Variable Income Plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A Fixed Income Plan, on the other hand, guarantees the amount you will receive each month. If you select a Fixed Income Plan, the Fee-Based Program under which you hold your Contract will

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automatically terminate when the withdrawal value of your Contract is transferred to our General Account. You should check with your Investment Professional about the status of your Fee-Based Program if you select a Variable Income Plan. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a Variable Income Plan with payments certain for ten years, using your investment choices then in effect.

Description of Variable Income Plans    The following Variable Income Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period)    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Period Certain.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Period Certain.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may limit the election of a Variable Income Plan to one that results in an initial payment of at least $20. A Variable Income Plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish Variable Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between payment plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from a payment plan involving a life contingency nor transfer to a payment plan that does not involve the same life contingency. Income plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments     We will determine the amount of the first Annuity Payment on the basis of the particular Variable Income Plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. (A contract with Annuity Payment rates that are not based on sex is also available.) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Variable Income Plan involves life contingencies. The first payment will be lower if the Variable Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial interest of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Variable Income Plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

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Deductions

We will make the following deductions:

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Separate Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to a Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Separate Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge if the Contract Value on the Contract anniversary is $25,000 or more.

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Separate Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

Premium Taxes    The Contract provides for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1.	Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b).

2.	Roth IRAs pursuant to the provisions of Section 408A of the Code.

We also offer the Contract for use in non tax-qualified situations (i.e., contributions are taxable).

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Contribution Limitations and General Requirements Applicable to Contract

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. The contribution limits and withdrawal and portability restrictions pertaining to tax-qualified plans were made permanent by the Pension Protection Act of 2006, enacted on August 17, 2006.

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,000 for 2008 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older and an additional contribution of $3,000 per year is allowed for years 2007 to 2009 for former employees of certain bankrupt companies. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner’s spouse is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $50,000—$60,000 for single filers and between $75,000—$85,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $150,000—$160,000 (indexed). After 2006, Federal income tax refunds can be deposited directly into an IRA, subject to the contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse can also roll over the deceased Owner’s IRA, tax deferred annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. A nonspouse beneficiary also can roll over the deceased owner’s IRA, tax-deferred annuity or qualified plan to an inherited IRA in a trustee-to-trustee transfer, subject to the after death required minimum distribution rules.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA    If an individual has earned income; the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,000 for 2008 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older and an additional contribution of $3,000 per year is allowed for years 2007 to 2009 for former employees of certain bankrupt companies. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $95,000 and $110,000 for single filers, between $150,000 and $160,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) and, after 2007, employer plans may be rolled over or converted to a Roth IRA if the Owner has an AGI of $100,000 or less for the year (not including the rollover amount) and is not married filing a separate tax return. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Non-Tax Qualified Contract    There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or as substantially periodic payments over the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs    As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received. However, in 2007, IRA owners who have attained age 70 1/2 may make distributions of up to $100,000 to qualified charities without including the amount in income.

Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions benefits from individual retirement annuity contracts are subject to the tax-free roll-over provisions of the Code.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Account A (Fee Based) Prospectus

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1/2, made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts    Benefits received as Annuity Payments from non-tax qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or loss. Withdrawals taken within 24 months after partial exchange, however, may be subject to special tax rules. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs    As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution no later than the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2 .

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:    A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule:    A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

2. Spousal Exceptions:    If the designated beneficiary is the Owner’s spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 70 1/2. Alternatively,

Account A (Fee Based) Prospectus

the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

3. Nonspouse Transfers:    A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.

4. Roth IRAs:    The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

5. Nonqualified Contracts:    The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that (i) the first minimum distribution is due within 12 months of the Owner’s death, instead of by December 31 of the calendar year following the year of death and (ii) the surviving spouse is not required by the tax law to take any distributions during his or her lifetime, if electing a spousal rollover.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

While the following services are generally available under the Contract, not all of them may be available to Owners of Contracts held in the Fee-Based Program in which you participate. For more information, contact your Investment Professional.

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to the Division(s) within your non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected investment options is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; or (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. You may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Automatic Required Minimum Distributions (RMD)    For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Account A (Fee Based) Prospectus

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service, we will automatically sweep or transfer interest from the Guaranteed Interest Fund (“GIF”) to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually, or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the investment Divisions do not apply to interest sweeps. The GIF is NOT available in the state of MA or NY.

Owner Inquiries    Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (“PIN”). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review contract values and unit values, transfer among investment options, change the allocation and obtain Division performance information. You can also visit our website (www.nmfn.com) to access Fund performance information, forms for routine service, and daily unit values for Contracts you own with your User ID and password. Eligible Owners may also transfer invested assets among Divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

Householding To reduce costs, we now send only a single copy of prospectuses and reports to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of prospectuses and reports by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Although NMIS does not receive commissions on the sales of Contracts, it does receive fees for investment advice and other services provided to Contract Owners based in part on the value of Contract assets held for their benefit by NMIS. The Contracts are offered to purchasers who pay periodic asset-based fees to an affiliated investment adviser such as NMIS (which is also a registered investment adviser) or our limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company (“NMWMC”)) for providing investment advice and other services to Owners. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. The individual NMIS or NMWMC Representative who recommends the Northwestern Mutual Signature Annuities advisory program to a client will receive a portion of the asset-based fee paid by the client. The amount of the compensation that a NMIS or NMWMC Representative may receive for recommending the Signature Annuities program may be more than what the individual would receive if the client paid separately for investment advice, brokerage, and other services.

Because registered representatives of the Distributor are also our appointed agents, they are eligible for various cash benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. Certain of the

Account A (Fee Based) Prospectus

Distributor's registered representatives and managers may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a Variable Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under Variable Income Plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the Variable Income Plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a Variable Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

Amounts exchanged from a front-load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge. Fixed Annuity Contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the Fixed Annuity Contract.

It is our current practice not to allow exchanges from a Contract to a back-load VA, front-load VA, or Fixed Annuity Contract.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Page
DISTRIBUTION OF THE CONTRACT	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-3
Illustrations of Variable Annuity Payments	B-4
VALUATION OF ASSETS OF THE ACCOUNT	B-4

Account A (Fee Based) Prospectus

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W04SE

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for the NML Variable Annuity Account A, Flexible Payment Variable Annuity (Fee Based) to:

Name

Address

City                                                                                                                                  State                           Zip

Appendix A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus

Accumulation Unit Values

Contracts Issued on or After October 16, 2006

Northwestern Mutual Series Fund, Inc.

	December 31,
	2007	2006
Small Cap Growth Stock Division
Accumulation Unit Value	$1.385	$1.269
Number of Units Outstanding	134,412	22,177
Small Cap Value Division
Accumulation Unit Value	$1.960	$1.983
Number of Units Outstanding	207,418	31,662
Mid Cap Growth Stock Division
Accumulation Unit Value	$1.079	$0.897
Number of Units Outstanding	399,193	54,516
International Growth Division
Accumulation Unit Value	$2.119	$1.888
Number of Units Outstanding	510,213	49,443
International Equity Division
Accumulation Unit Value	$1.956	$1.662
Number of Units Outstanding	939,358	109,393
Mid Cap Value Division
Accumulation Unit Value	$1.874	$1.884
Number of Units Outstanding	263,507	26,251
Index 400 Stock Division
Accumulation Unit Value	$1.850	$1.720
Number of Units Outstanding	174,337	—
Focused Appreciation Division
Accumulation Unit Value	$2.197	$1.738
Number of Units Outstanding	—	—
Growth Stock Division
Accumulation Unit Value	$1.013	$0.931
Number of Units Outstanding	303,238	156,057
Large Cap Core Stock Division
Accumulation Unit Value	$1.077	$0.991
Number of Units Outstanding	87,979	—
Domestic Equity Division
Accumulation Unit Value	$1.396	$1.495
Number of Units Outstanding	1,041,852	66,599
Equity Income Division
Accumulation Unit Value	$1.795	$1.745
Number of Units Outstanding	423,326	26,320
Index 500 Stock Division
Accumulation Unit Value	$1.112	$1.058
Number of Units Outstanding	326,355	43,263
Asset Allocation Division
Accumulation Unit Value	$1.467	$1.345
Number of Units Outstanding	—	—
Balanced Division
Accumulation Unit Value	$1.324	$1.252
Number of Units Outstanding	—	—
High Yield Bond Division
Accumulation Unit Value	$1.590	$1.559
Number of Units Outstanding	602,466	150,629
Select Bond Division
Accumulation Unit Value	$1.608	$1.517
Number of Units Outstanding	3,118,949	667,816
Money Market Division
Accumulation Unit Value	$1.241	$1.182
Number of Units Outstanding	1,045,830	—

Account A (Fee Based) Prospectus

Accumulation Unit Values

Contracts Issued on or After October 16, 2006 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31,
	2007	2006
Large Company Value Division
Accumulation Unit Value(a)	$0.938	—
Number of Units Outstanding	860,716	—
Large Cap Blend Division
Accumulation Unit Value(a)	$0.933	—
Number of Units Outstanding	—	—
Index 600 Stock Division
Accumulation Unit Value(a)	$0.939	—
Number of Units Outstanding	97,761	—
Research International Core Division
Accumulation Unit Value(a)	$1.052	—
Number of Units Outstanding	293,088	—
Emerging Markets Equity Division
Accumulation Unit Value(a)	$1.244	—
Number of Units Outstanding	575,813	—
Short-Term Bond Division
Accumulation Unit Value(a)	$1.029	—
Number of Units Outstanding	579,793	—
Long-Term U.S. Government Bond Division
Accumulation Unit Value(a)	$1.073	—
Number of Units Outstanding	308,541	—
Inflation Protection Division
Accumulation Unit Value(a)	$1.066	—
Number of Units Outstanding	667,033	—
Multi-Sector Bond Division
Accumulation Unit Value(a)	$1.008	—
Number of Units Outstanding	1,603,370	—

(a) The initial investment was made on April 30, 2007.
Fidelity® Variable Insurance Products
	December 31,
	2007	2006
VIP Mid Cap Division
Accumulation Unit Value	$2.639	$2.296
Number of Units Outstanding	342,108	53,006
VIP Contrafund® Division
Accumulation Unit Value(a)	$1.115	—
Number of Units Outstanding	1,376,218	—

(a) The initial investment was made on April 30, 2007.
Neuberger Berman Advisers Management Trust
	December 31, 2007
Socially Responsive Division
Accumulation Unit Value(a)	$1.016
Number of Units Outstanding	176,566

(a) The initial investment was made on April 30, 2007.

Account A (Fee Based) Prospectus

Accumulation Unit Values

Contracts Issued on or After October 16, 2006 (continued)

Russell Investment Funds

	December 31,
	2007	2006
Multi-Style Equity Division
Accumulation Unit Value	$1.112	$1.011
Number of Units Outstanding	1,533,052	—
Aggressive Equity Division
Accumulation Unit Value	$1.560	$1.514
Number of Units Outstanding	202,063	—
Non-U.S. Division
Accumulation Unit Value	$1.470	$1.340
Number of Units Outstanding	717,783	—
Real Estate Securities Division
Accumulation Unit Value	$2.963	$3.534
Number of Units Outstanding	439,364	52,450
Core Bond Division
Accumulation Unit Value	$1.523	$1.425
Number of Units Outstanding	1,508,761	150,321

Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31,
	2007	2006
Moderate Strategy Division(a)
Accumulation Unit Value	$1.033	—
Number of Units Outstanding	—	—
Balanced Strategy Division(a)
Accumulation Unit Value	$1.025	—
Number of Units Outstanding	—	—
Growth Strategy Division(a)
Accumulation Unit Value	$1.019	—
Number of Units Outstanding	—	—
Equity Growth Strategy Division(a)
Accumulation Unit Value	$1.010	—
Number of Units Outstanding	—	—

(a) The initial investment was made on April 30, 2007.

Account A (Fee Based) Prospectus

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2008

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (Fee Based)

An individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement

Annuities (“IRAs”), Roth IRAs and Non-Tax Qualified Annuities

and Non-Qualified Plans offered to purchasers who pay periodic fees for brokerage/advisory services instead of sales charges.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Account A

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

294170 Account A Fee Based

DISTRIBUTION OF THE CONTRACT

Northwestern Mutual Investment Services, LLC (“NMIS”) is the distributor of the Contract and is considered the principal underwriter of the Contract. NMIS is a wholly-owned company of Northwestern Mutual. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The offering is continuous.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.35
(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$267.50
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of 178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 178.33 multiplied by $1.501000, or $267.68.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT A

Financial Statements for Period Ending

December 31, 2007

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Growth Stock Division	Janus Capital Appreciation Division	Large Cap Core Stock Division	Capital Guardian Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$18,607	$6,961	$12,754	414	$66,012
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	1	1	1	—	14

Total Assets	18,608	6,962	12,755	414	66,026

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—	—
Due to Participants	1	—	—	—	38

Total Liabilities	1	—	—	—	38

Total Net Assets	$18,607	$6,962	$12,755	$414	$65,988

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$126	$21	$180	$4	$11,816
Annuity Reserves	14	—	98	—	320
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	8,818	3,803	6,987	298	31,554
Annuity Reserves	21	182	251	—	1,241
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	785	236	447	5	1,707
Annuity Reserves	18	—	115	—	76
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	5,279	1,188	3,099	26	11,539
Annuity Reserves	—	—	—	—	3
On or After March 31, 2000 - Front Load Version	—	—	—	—	—
Accumulation Units (7)	229	311	152	—	558
Annuity Reserves	—	—	—	—	—
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (8)	122	161	77	9	834
Class B Accumulation Units (9)	2,888	1,060	1,254	72	5,977
Annuity Reserves	—	—	—	—	—
On or After October 16, 2006 - Fee Based Version
Accumulation Units (10)	307	—	95	—	363
Annuity Reserves	—	—	—	—	—

Total Net Assets	$18,607	$6,962	$12,755	$414	$65,988

(1) Investments, at cost	$14,943	$5,818	$9,897	$452	$56,372
(2) Shares Outstanding	7,479	3,399	8,772	447	20,274
(3) Accumulation Unit Value	$3.161031	$2.156674	$2.671949	$0.930101	$5.402241
Units Outstanding	40	10	67	5	2,187
(4) Accumulation Unit Value	$2.952124	$2.106906	$2.495355	$0.926940	$4.960597
Units Outstanding	2,987	1,805	2,800	322	6,361
(5) Accumulation Unit Value	$3.038831	$2.191868	$2.567808	$0.932298	$3.444798
Units Outstanding	258	108	174	5	496
(6) Accumulation Unit Value	$2.952124	$2.106906	$2.495355	$0.926940	$4.960597
Units Outstanding	1,788	564	1,242	28	2,326
(7) Accumulation Unit Value	$0.983146	$2.181779	$1.004227	$0.931674	$1.069283
Units Outstanding	233	142	152	—	522
(8) Accumulation Unit Value	$0.983146	$2.181779	$1.004227	$0.931674	$1.069283

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

Units Outstanding	124	74	76	9	780
(9) Accumulation Unit Value	$2.952124	$2.106906	$2.495355	$0.926940	$4.960597
Units Outstanding	978	503	502	77	1,205
(10) Accumulation Unit Value	$1.013437	$2.197094	$1.077473	$0.932619	$1.111903
Units Outstanding	303	—	88	—	326

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	American Century Large Company Value Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division	Mid Cap Growth Stock Division (a)	Index 400 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$885	$11,709	$9,236	$42,706	$12,881
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	1	—	1	—

Total Assets	885	11,710	9,236	42,707	12,881

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	7	7	—	11
Due to Participants	—	12	7	1	—

Total Liabilities	—	19	14	1	11

Total Net Assets	$885	$11,691	$9,222	$42,706	$12,870

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$2	$57	$535	$799	$203
Annuity Reserves	—	12	—	57	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	35	4,902	4,501	26,440	5,914
Annuity Reserves	—	87	76	100	255
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	—	673	341	1,597	560
Annuity Reserves	—	—	—	70	—
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	17	1,468	1,379	10,128	2,612
Annuity Reserves	—	—	—	3	4
On or After March 31, 2000 - Front Load Version
Accumulation Units (7)	18	548	438	196	424
Annuity Reserves	—	—	133	—	—
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (8)	—	283	104	191	164
Class B Accumulation Units (9)	6	2,154	955	2,694	2,411
Annuity Reserves	—	—	—	—	—
On or After October 16, 2006 - Fee Based Version
Accumulation Units (10)	807	1,454	760	431	323
Annuity Reserves	—	53	—	—	—

Total Net Assets	$885	$11,691	$9,222	$42,706	$12,870

(1) Investments, at cost	$945	$12,330	$9,962	$37,164	$11,787
(2) Shares Outstanding	953	10,146	6,673	11,617	8,065
(3) Accumulation Unit Value	$0.935547	$1.360372	$1.762378	$6.809385	$2.204357
Units Outstanding	2	42	304	117	92
(4) Accumulation Unit Value	$0.932366	$1.317376	$1.721722	$6.252483	$2.110746
Units Outstanding	37	3,721	2,614	4,229	2,802
(5) Accumulation Unit Value	$0.937750	$1.391016	$1.791129	$3.293576	$2.271681
Units Outstanding	—	484	190	485	247
(6) Accumulation Unit Value	$0.932366	$1.317376	$1.721722	$6.252483	$2.110746
Units Outstanding	19	1,114	801	1,620	1,237
(7) Accumulation Unit Value	$0.937127	$1.382252	$1.782938	$1.047939	$1.778444
Units Outstanding	19	396	246	187	238
(8) Accumulation Unit Value	$.937127	$1.382252	$1.782938	$1.047939	$1.778444

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

Units Outstanding	—	205	58	182	92
(9) Accumulation Unit Value	$0.932366	$1.317376	$1.721722	$6.252483	$2.110746
Units Outstanding	7	1,635	554	431	1,142
(10) Accumulation Unit Value	$0.938079	$1.395608	$1.795424	$1.078509	$1.849846
Units Outstanding	861	1,042	423	399	174

(a)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	AllianceBernstein Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	T. Rowe Price Small Cap Value Division	International Growth Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$3,538	$13,182	$186	$8,313	$12,682
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	1	—	—	—

Total Assets	3,538	13,183	186	8,313	12,682

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	1	1
Due to Participants	3	—	—	3	8

Total Liabilities	3	—	—	4	9

Total Net Assets	$3,535	$13,183	$186	$8,309	$12,673

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$26	$141	$1	$134	$159
Annuity Reserves	3	3	—	3	11
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	1,765	6,811	45	3,885	5,726
Annuity Reserves	—	53	—	23	287
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	170	551	4	357	999
Annuity Reserves	—	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	455	2,881	22	1,362	1,773
Annuity Reserves	—	1	—	—	—
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	143	212	—	360	329
Annuity Reserves	—	—	—	—	—
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	61	81	1	109	98
Class B Accumulation Units (9)	407	2,263	21	1,669	2,187
Annuity Reserves	—	—	—	—	—
On or After October 16, 2006—Fee Based Version
Accumulation Units (10)	494	186	92	407	1,081
Annuity Reserves	11	—	—	—	23

Total Net Assets	$3,535	$13,183	$186	$8,309	$12,673

(1) Investments, at cost	$4,252	$12,456	$198	$8,245	$11,401
(2) Shares Outstanding	2,761	5,560	198	4,836	6,949
(3) Accumulation Unit Value	$1.839371	$3.000870	$0.936283	$1.910589	$2.065145
Units Outstanding	14	47	1	70	77
(4) Accumulation Unit Value	$1.796945	$2.873407	$0.933101	$1.850222	$1.999925
Units Outstanding	982	2,370	48	2,100	2,863
(5) Accumulation Unit Value	$1.869410	$3.092578	$0.938495	$1.953586	$2.111648
Units Outstanding	91	178	4	183	473
(6) Accumulation Unit Value	$1.796945	$2.873407	$0.933101	$1.850222	$1.999925

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

Units Outstanding	253	1,003	24	736	887
(7) Accumulation Unit Value	$1.860838	$1.407936	$0.937865	$1.941250	$2.098330
Units Outstanding	77	151	—	185	157
(8) Accumulation Unit Value	$1.860838	$1.407936	$0.937865	$1.941250	$2.098330
Units Outstanding	33	58	1	56	47
(9) Accumulation Unit Value	$1.796945	$2.873407	$0.933101	$1.850222	$1.999925
Units Outstanding	226	788	22	902	1,094
(10) Accumulation Unit Value	$1.873865	$1.385379	$0.938826	$1.959983	$2.118626
Units Outstanding	264	134	98	207	510

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	MFS Research International Core Division	Franklin Templeton International Equity Division	MFS Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$940	$55,680	$1,846	$21,953	$657
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	1	57	67	—

Total Assets	940	55,681	1,903	22,020	657

Liabilities:
Due to Northwestern Mutual Life Insurance Company	56	1	1	—	—
Due to Participants	—	9	—	—	—

Total Liabilities	56	10	1	—	—

Total Net Assets	$884	$55,671	$1,902	$22,020	$657

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$8	$1,135	$71	$600	$15
Annuity Reserves	—	11	—	83	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	508	33,165	772	12,858	44
Annuity Reserves	—	365	—	244	—
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (5)	19	2,047	66	686	—
Annuity Reserves	—	32	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000 - Back Load Version
Accumulation Units (6)	20	9,484	230	2,694	—
Annuity Reserves	—	1	—	—	—
On or After March 31, 2000 - Front Load Version
Accumulation Units (7)	—	1,247	3	600	—
Annuity Reserves	—	—	—	—	—
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (8)	—	536	—	795	—
Class B Accumulation Units (9)	21	5,788	43	2,161	2
Annuity Reserves	—	—	—	—	—
On or After October 16, 2006 - Fee Based Version
Accumulation Units (10)	308	1,837	717	1,299	596
Annuity Reserves	—	23	—	—	—

Total Net Assets	$884	$55,671	$1,902	$22,020	$657

(1) Investments, at cost	$951	$36,202	$1,747	$21,954	$668
(2) Shares Outstanding	906	20,854	1,484	21,954	657
(3) Accumulation Unit Value	$1.049593	$4.554870	$1.240947	$3.408498	$1.025745
Units Outstanding	7	249	57	176	15
(4) Accumulation Unit Value	$1.046028	$4.232602	$1.236747	$2.993002	$1.022274
Units Outstanding	485	7,836	624	4,296	43
(5) Accumulation Unit Value	$1.052065	$3.872277	$1.243874	$1.598599	$1.028167
Units Outstanding	18	529	53	429	—
(6) Accumulation Unit Value	$1.046028	$4.232602	$1.236747	$2.993002	$1.022274
Units Outstanding	19	2,241	185	900	—
(7) Accumulation Unit Value	$1.051363	$1.972712	$1.243036	$1.243534	$1.027462
Units Outstanding	—	632	2	483	—
(8) Accumulation Unit Value	$1.051363	$1.972712	$1.243036	$1.243534	$1.027462

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

Units Outstanding	—	272	—	640	—
(9) Accumulation Unit Value	$1.046028	$4.232602	$1.236747	$2.993002	$1.022274
Units Outstanding	20	1,368	35	722	2
(10) Accumulation Unit Value	$1.052433	$1.955614	$1.244312	$1.240571	$1.028506
Units Outstanding	293	939	576	1,046	580

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Select Bond Division	PIMCO Long-Term U.S. Government Bond Division	American Century Inflation Protection Division	High Yield Bond Division	PIMCO Multi- Sector Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$37,349	$827	$903	$7,162	$1,865
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	2	—	—	—	—

Total Assets	37,351	827	903	7,162	1,865

Liabilities:
Due to Northwestern Mutual Life Insurance Company	25	—	—	3	—
Due to Participants	27	—	—	4	—
Total Liabilities	52	—	—	7	—

Total Net Assets	$37,299	$827	$903	$7,155	$1,865

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$2,389	$—	$9	$128	$19
Annuity Reserves	224	—	—	16	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	16,686	381	156	3,207	159
Annuity Reserves	440	—	—	43	—
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	1,691	78	—	370	25
Annuity Reserves	31	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	4,627	34	20	1,100	22
Annuity Reserves	3	—	—	—	—
On or After March 31, 2000 - Front Load Version
Accumulation Units (7)	890	—	—	187	14
Annuity Reserves	—	—	—	—	—
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (8)	517	—	—	87	—
Class B Accumulation Units (9)	4,786	3	7	1,058	9
Annuity Reserves	—	—	—	—	—
On or After October 16, 2006 - Fee Based Version
Accumulation Units (10)	5,015	331	711	959	1,617
Annuity Reserves	—	—	—	—	—

Total Net Assets	$37,299	$827	$903	$7,155	$1,865

(1) Investments, at cost	$36,897	$808	$889	$7,278	$1,889
(2) Shares Outstanding	30,464	792	868	10,174	1,898
(3) Accumulation Unit Value	$12.139298	$1.070057	$1.062876	$2.375895	$1.005732
Units Outstanding	197	—	8	54	19
(4) Accumulation Unit Value	$10.656627	$1.066436	$1.059280	$2.218872	$1.002320
Units Outstanding	1,566	358	147	1,445	159
(5) Accumulation Unit Value	$2.191073	$1.072578	$1.065383	$2.317281	$1.008095
Units Outstanding	772	73	—	160	25
(6) Accumulation Unit Value	$10.656627	$1.066436	$1.059280	$2.218872	$1.002320
Units Outstanding	434	31	19	496	22
(7) Accumulation Unit Value	$1.606628	$1.071861	$1.064670	$1.573219	$1.007427
Units Outstanding	554	—	—	119	14
(8) Accumulation Unit Value	$1.606628	$1.071861	$1.064670	$1.573219	$1.007427

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

Units Outstanding	322	—	—	55	—
(9) Accumulation Unit Value	$10.656627	$1.066436	$1.059280	$2.218872	$1.002320
Units Outstanding	449	3	7	477	9
(10) Accumulation Unit Value	$1.607800	$1.072953	$1.065745	$1.590018	$1.008445
Units Outstanding	3,119	309	667	603	1,603

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$155,315	$10,851	$—	$—	$—
Fidelity Variable Insurance Products	—	—	11,932	2,432	—
Neuberger Berman Advisers Management Trust	—	—	—	—	196
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	13	—	1	—	—

Total Assets	155,328	10,851	11,933	2,432	196

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	2	—	—
Due to Participants	263	11	3	—	—

Total Liabilities	263	11	5	—	—

Total Net Assets	$155,065	$10,840	$11,928	$2,432	$196

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$8,208	$31	$223	$18	$—
Annuity Reserves	3,231	42	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	116,899	5,530	5,927	431	1
Annuity Reserves	3,939	134	252	—	—
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (5)	2,317	1,167	410	149	9
Annuity Reserves	177	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000 - Back Load Version
Accumulation Units (6)	12,913	1,583	1,783	189	6
Annuity Reserves	69	—	—	—	—
On or After March 31, 2000 - Front Load Version
Accumulation Units (7)	298	680	556	1	—
Annuity Reserves	—	—	—	—	—
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (8)	296	129	80	2	—
Class B Accumulation Units (9)	6,718	1,544	1,783	49	1
Annuity Reserves	—	—	—	—	—
On or After October 16, 2006 - Fee Based Version
Accumulation Units (10)	—	—	903	1,535	179
Annuity Reserves	—	—	11	58	—

Total Net Assets	$155,065	$10,840	$11,928	$2,432	$196

(1) Investments, at cost	$137,688	$9,808	$11,001	$2,956	$198
(2) Shares Outstanding	77,970	8,743	335	89	11
(3) Accumulation Unit Value	$10.590680	$1.429708	$2.590793	$1.112327	$1.013655
Units Outstanding	775	22	86	16	—
(4) Accumulation Unit Value	$9.299112	$1.384559	$2.530987	$1.108565	$1.010221
Units Outstanding	12,571	3,994	2,342	389	1
(5) Accumulation Unit Value	$2.834128	$1.461913	$2.633065	$1.114945	$1.016052
Units Outstanding	817	798	156	134	9
(6) Accumulation Unit Value	$9.299112	$1.384559	$2.530987	$1.108565	$1.010221
Units Outstanding	1,389	1,144	704	171	6

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.300669	$1.452715	$2.620976	$1.114203	$1.015358
Units Outstanding	229	468	212	1	—
(8) Accumulation Unit Value	$1.300669	$1.452715	$2.620976	$1.114203	$1.015358
Units Outstanding	228	89	30	2	—
(9) Accumulation Unit Value	$9.299112	$1.384559	$2.530987	$1.108565	$1.010221
Units Outstanding	722	1,115	705	45	1
(10) Accumulation Unit Value	$1.324207	$1.466752	$2.639341	$1.115338	$1.016402
Units Outstanding	—	—	342	1,376	177

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	8,685	4,435	9,653	14,577	7,850
Due from Northwestern Mutual Life Insurance Company	—	—	1	1	—

Total Assets	8,685	4,435	9,654	14,578	7,850

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	1	—	1	—
Due to Participants	—	—	—	—	5

Total Liabilities	—	1	—	1	5

Total Net Assets	$8,685	$4,434	$9,654	$14,577	$7,845

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$38	$46	$493	$599	$66
Annuity Reserves	—	—	—	5	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	2,901	1,670	3,683	5,801	1,916
Annuity Reserves	95	12	35	317	3
On or After March 31, 1995 and Prior to March 31, 2000—Front Load Version
Accumulation Units (5)	313	468	564	857	433
Annuity Reserves	—	1	1	—	—
On or After March 31, 1995 and Prior to March 31, 2000—Back Load Version
Accumulation Units (6)	1,630	863	1,918	2,042	1,202
Annuity Reserves	—	—	1	2	—
On or After March 31, 2000—Front Load Version
Accumulation Units (7)	670	237	540	617	394
Annuity Reserves	—	—	—	—	—
On or After March 31, 2000—Back Load Version
Class A Accumulation Units (8)	40	19	107	239	326
Class B Accumulation Units (9)	1,293	803	1,257	2,785	1,170
Annuity Reserves	—	—	—	1	—
On or After October 16, 2006—Fee Based Version
Accumulation Units (10)	1,705	315	1,055	1,302	2,298
Annuity Reserves	—	—	—	10	37

Total Net Assets	$8,685	$4,434	$9,654	$14,577	$7,845

(1) Investments, at cost	$7,742	$4,911	$9,554	$17,893	$7,813
(2) Shares Outstanding	555	341	732	958	761
(3) Accumulation Unit Value	$1.101084	$1.721149	$1.689925	$2.957694	$1.506071
Units Outstanding	34	26	292	203	44
(4) Accumulation Unit Value	$1.054304	$1.648031	$1.618147	$2.832067	$1.442151
Units Outstanding	2,751	1,013	2,276	2,048	1,329
(5) Accumulation Unit Value	$1.134719	$1.773725	$1.741498	$3.047949	$1.552068
Units Outstanding	275	264	324	281	279
(6) Accumulation Unit Value	$1.054304	$1.648031	$1.618147	$2.832067	$1.442151
Units Outstanding	1,546	524	1,185	721	834
(7) Accumulation Unit Value	$1.057646	$1.497529	$1.381147	$3.204435	$1.529187

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

Units Outstanding	633	158	391	192	257
(8) Accumulation Unit Value	$1.057646	$1.497529	$1.381147	$3.204435	$1.529187
Units Outstanding	38	13	78	75	213
(9) Accumulation Unit Value	$1.054304	$1.648031	$1.618147	$2.832067	$1.442151
Units Outstanding	1,227	487	777	984	811
(10) Accumulation Unit Value	$1.112262	$1.559776	$1.469891	$2.962989	$1.522835
Units Outstanding	1,533	202	718	439	1,509

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—
Russell Investment Funds	543	572	201	919
Due from Northwestern Mutual Life Insurance Company	—	—	—	—

Total Assets	543	572	201	919

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—
Due to Participants	—	—	—	—
Total Liabilities	—	—	—	—
Total Net Assets	$543	$572	$201	$919
Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$—	$—	$—	$—
Annuity Reserves	—	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	209	13	39	10
Annuity Reserves	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000 - Front Load Version
Accumulation Units (5)	—	13	—	—
Annuity Reserves	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000 - Back Load Version
Accumulation Units (6)	5	—	138	42
Annuity Reserves	—	—	—	—
On or After March 31, 2000 - Front Load Version
Accumulation Units (7)	—	203	—	—
Annuity Reserves	—	—	—	—
On or After March 31, 2000 - Back Load Version
Class A Accumulation Units (8)	285	283	—	391
Class B Accumulation Units (9)	44	60	24	476
Annuity Reserves	—	—	—	—
On or After October 16, 2006 - Fee Based Version
Accumulation Units (10)	—	—	—	—
Annuity Reserves	—	—	—	—

Total Net Assets	$543	$572	$201	$919

(1) Investments, at cost	$546	$577	$210	$919
(2) Shares Outstanding	54	57	20	94
(3) Accumulation Unit Value	$1.030089	$1.022074	$1.016083	$1.007361
Units Outstanding	—	—	—	—
(4) Accumulation Unit Value	$1.026594	$1.018600	$1.012636	$1.003947
Units Outstanding	204	12	38	10
(5) Accumulation Unit Value	$1.032521	$1.024474	$1.018488	$1.009738
Units Outstanding	—	12	—	—
(6) Accumulation Unit Value	$1.026594	$1.018600	$1.012636	$1.003947
Units Outstanding	5	—	136	42

NML Variable Annuity Account A

Statements of Assets and Liabilities

December 31, 2007

(in thousands, except accumulation unit values)

(7) Accumulation Unit Value	$1.031827	$1.023798	$1.017800	$1.009065
Units Outstanding	—	198	—	—
(8) Accumulation Unit Value	$1.031827	$1.023798	$1.017800	$1.009065
Units Outstanding	277	276	—	388
(9) Accumulation Unit Value	$1.026594	$1.018600	$1.012636	$1.003947
Units Outstanding	42	59	24	474
(10) Accumulation Unit Value	$1.032870	$1.024838	$1.018835	$1.010091
Units Outstanding	—	—	—	—

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2007

(in thousands)

	Growth Stock Division	Janus Capital Appreciation Division	Large Cap Core Stock Division	Capital Guardian Large Cap Blend Division (a)	Index 500 Stock Division
Income:
Dividend income	$169	$2	$150	$2	$1,139
Expenses:
Mortality and expense risk charges	232	62	158	3	797

Net investment income (loss)	(63)	(60)	(8)	(1)	342

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	642	317	213	—	4,811
Realized gain distributions	—	8	—	2	2,557

Realized gains (losses)	642	325	213	2	7,368

Change in unrealized appreciation/ (depreciation) of investments during the period	943	1,040	805	(38)	(4,612)

Net increase (decrease) in net assets resulting from operations	$1,522	$1,305	$1,010	$(37)	$3,098

	American Century Large Company Value Division (a)	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division	Mid Cap Growth Stock Division (b)	Index 400 Stock Division
Income:
Dividend income	$11	$167	$185	$319	$168
Expenses:
Mortality and expense risk charges	1	130	90	507	159

Net investment income (loss)	10	37	95	(188)	9

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3)	504	246	547	1,443
Realized gain distributions	—	500	934	3,599	741

Realized gains (losses)	(3)	1,004	1,180	4,146	2,184

Change in unrealized appreciation/ (depreciation) of investments during the period	(60)	(2,014)	(1,222)	3,441	(1,295)

Net increase (decrease) in net assets resulting from operations	$(53)	$(973)	$53	$7,399	$898

(a)	Division Commenced Operations on April 30, 2007.
(b)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2007

(in thousands)

	AllianceBernstein Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division (a)	T. Rowe Price Small Cap Value Division	International Growth Division
Income:
Dividend income	$29	$10	$—	$40	$90
Expenses:
Mortality and expense risk charges	35	163	1	114	122

Net investment income (loss)	(6)	(153)	(1)	(74)	(32)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	113	1,206	—	857	570
Realized gain distributions	539	1,202	2	516	822

Realized gains (losses)	652	2,408	2	1,373	1,392

Change in unrealized appreciation/ (depreciation) of investments during the period	(785)	(1,188)	(12)	(1,453)	(312)

Net increase (decrease) in net assets resulting from operations	$(139)	$1,067	$(11)	$(154)	$1,048

	MFS Research International Core Division (a)	Franklin Templeton International Equity Division	MFS Emerging Markets Equity Division (a)	Money Market Division	Short-Term Bond Division (a)
Income:
Dividend income	$7	$973	$5	$998	$19
Expenses:
Mortality and expense risk charges	2	620	4	224	1

Net investment income (loss)	5	353	1	774	18

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3	3,043	19	—	7
Realized gain distributions	9	644	—	—	—

Realized gains (losses)	12	3,687	19	—	7

Change in unrealized appreciation/ (depreciation) of investments during the period	(11)	3,881	99	—	(11)

Net increase (decrease) in net assets resulting from operations	$6	$7,921	$119	$774	$14

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2007

(in thousands)

	Select Bond Division	PIMCO Long-Term U.S. Government Bond Division (a)	American Century Inflation Protection Division (a)	High Yield Bond Division	PIMCO Multi-Sector Bond Division (a)
Income:
Dividend income	$1,313	$19	$24	$414	$51
Expenses:
Mortality and expense risk charges	357	2	2	76	2

Net investment income (loss)	956	17	22	338	49

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(129)	—	—	197	—
Realized gain distributions	—	4	—	—	—

Realized gains (losses)	(129)	4	—	197	—

Change in unrealized appreciation/ (depreciation) of investments during the period	888	19	14	(460)	(24)

Net increase (decrease) in net assets resulting from operations	$1,715	$40	$36	$75	$25

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division (a)	Neuberger Berman AMT Socially Responsive Division (a)
Income:
Dividend income	$4,927	$242	$54	$16	$—
Expenses:
Mortality and expense risk charges	1,953	119	120	4	—

Net investment income (loss)	2,974	123	(66)	12	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,472	263	269	5	—
Realized gain distributions	2,905	513	921	556	—

Realized gains (losses)	6,377	776	1,190	561	—

Change in unrealized appreciation/ (depreciation) of investments during the period	(1,453)	(52)	173	(524)	(2)

Net increase (decrease) in net assets resulting from operations	$7,898	$847	$1,297	$49	$(2)

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Operations

For the Year Ended December 31, 2007

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division
Income:
Dividend income	$72	$17	$241	$397	$332
Expenses:
Mortality and expense risk charges	81	51	96	193	59

Net investment income (loss)	(9)	(34)	145	204	273

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	465	45	641	1,283	(26)
Realized gain distributions	345	589	1,676	1,922	—

Realized gains (losses)	810	634	2,317	3,205	(26)

Change in unrealized appreciation/ (depreciation) of investments during the period	(201)	(477)	(1,706)	(6,492)	134

Net increase (decrease) in net assets resulting from operations	$600	$123	$756	$(3,083)	$381

	Russell LifePoints Moderate Strategy Division (a)	Russell LifePoints Balanced Strategy Division (a)	Russell LifePoints Growth Strategy Division (a)	Russell LifePoints Equity Growth Strategy Division (a)
Income:
Dividend income	$16	$18	$5	$25
Expenses:
Mortality and expense risk charges	2	2	1	3

Net investment income (loss)	14	16	4	22

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	—	—	1	4
Realized gain distributions	—	—	—	—

Realized gains (losses)	—	—	1	4

Change in unrealized appreciation/ (depreciation) of investments during the period	(3)	(5)	(9)	—

Net increase (decrease) in net assets resulting from operations	$11	$11	$(4)	$26

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Janus Capital Appreciation Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(63)	$(88)	$(60)	$(31)
Net realized gains (losses)	642	(153)	325	427
Net change in unrealized appreciation/(depreciation)	943	1,909	1,040	(208)

Net increase (decrease) in net assets resulting from operations	1,522	1,668	1,305	188

Contract Transactions:
Contract owners’ net payments	1,272	1,774	731	555
Annuity payments	(5)	(4)	(21)	(18)
Surrenders and other (net)	(2,997)	(2,140)	(509)	(469)
Transfers from other divisions or sponsor	7,877	6,315	8,405	5,037
Transfers to other divisions or sponsor	(10,279)	(8,647)	(7,688)	(3,919)

Net increase (decrease) in net assets resulting from contract transactions	(4,132)	(2,702)	918	1,186

Net increase (decrease) in net assets	(2,610)	(1,034)	2,223	1,374
Net Assets:
Beginning of Period	21,217	22,251	4,739	3,365

End of Period	$18,607	$21,217	$6,962	$4,739

Units issued during the period	3,870	3,850	4,986	3,410
Units redeemed during the period	(5,408)	(4,600)	(4,493)	(2,688)

Net units issued (redeemed) during period	(1,538)	(750)	493	722

	Large Cap Core Stock Division		Capital Guardian Large Cap Blend Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(8)	$(11)	$(1)	$—
Net realized gains (losses)	213	(297)	2	—
Net change in unrealized appreciation/(depreciation)	805	1,673	(38)	—

Net increase (decrease) in net assets resulting from operations	1,010	1,365	(37)	—

Contract Transactions:
Contract owners' net payments	717	933	16	—
Annuity payments	(102)	(94)	—	—
Surrenders and other (net)	(2,340)	(2,127)	(40)	—
Transfers from other divisions or sponsor	6,808	5,030	664	—
Transfers to other divisions or sponsor	(7,442)	(5,129)	(189)	—

Net increase (decrease) in net assets resulting from contract transactions	(2,359)	(1,387)	451	—

Net increase (decrease) in net assets	(1,349)	(22)	414	—
Net Assets:
Beginning of Period	14,104	14,126	—	—

End of Period	$12,755	$14,104	$414	$—

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Units issued during the period	3,370	3,020	697	—
Units redeemed during the period	(4,247)	(3,636)	(251)	—

Net units issued (redeemed) during period	(877)	(616)	446	—

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		American Century Large Company Value Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$342	$373	$10	$—
Net realized gains (losses)	7,368	5,229	(3)	—
Net change in unrealized appreciation/(depreciation)	(4,612)	4,222	(60)	—

Net increase (decrease) in net assets resulting from operations	3,098	9,824	(53)	—

Contract Transactions:
Contract owners' net payments	4,170	3,879	34	—
Annuity payments	(230)	(232)	—	—
Surrenders and other (net)	(12,512)	(7,936)	(3)	—
Transfers from other divisions or sponsor	21,190	15,798	1,056	—
Transfers to other divisions or sponsor	(24,901)	(20,234)	(149)	—

Net increase (decrease) in net assets resulting from contract transactions	(12,283)	(8,725)	938	—

Net increase (decrease) in net assets	(9,185)	1,099	885	—

Net Assets:
Beginning of Period	75,173	74,074	—	—

End of Period	$65,988	$75,173	$885	$—

Units issued during the period	7,133	5,698	1,100	—
Units redeemed during the period	(9,204)	(7,383)	(155)	—

Net units issued (redeemed) during period	(2,071)	(1,685)	945	—

	Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$37	$(97)	$95	$38
Net realized gains (losses)	1,004	416	1,180	211
Net change in unrealized appreciation/(depreciation)	(2,014)	948	(1,222)	464

Net increase (decrease) in net assets resulting from operations	(973)	1,267	53	713

Contract Transactions:
Contract owners' net payments	1,299	1,045	839	599
Annuity payments	(16)	(7)	(22)	(7)
Surrenders and other (net)	(1,005)	(828)	(579)	(169)
Transfers from other divisions or sponsor	15,445	10,006	10,157	5,250
Transfers to other divisions or sponsor	(13,520)	(8,332)	(7,234)	(3,669)

Net increase (decrease) in net assets resulting from contract transactions	2,203	1,884	3,161	2,004

Net increase (decrease) in net assets	1,230	3,151	3,214	2,717

Net Assets:
Beginning of Period	10,461	7,310	6,008	3,291

End of Period	$11,691	$10,461	$9,222	$6,008

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Units issued during the period	11,567	8,618	6,268	3,810
Units redeemed during the period	(10,142)	(7,207)	(4,494)	(2,624)

Net units issued (redeemed) during period	1,425	1,411	1,774	1,186

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division (b)		Index 400 Stock Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (loss)	$(188)	$(493)	$9	$(11)
Net realized gains (losses)	4,146	840	2,184	1,766
Net change in unrealized appreciation/(depreciation)	3,441	1,092	(1,295)	(598)

Net increase (decrease) in net assets resulting from operations	7,399	1,439	898	1,157

Contract Transactions:
Contract owners' net payments	2,121	2,579	1,146	1,173
Annuity payments	(45)	(27)	(34)	(25)
Surrenders and other (net)	(5,891)	(5,557)	(1,674)	(1,595)
Transfers from other divisions or sponsor	9,374	6,023	9,183	6,642
Transfers to other divisions or sponsor	(13,377)	(9,578)	(10,359)	(7,536)

Net increase (decrease) in net assets resulting from contract transactions	(7,818)	(6,560)	(1,738)	(1,341)

Net increase (decrease) in net assets	(419)	(5,121)	(840)	(184)
Net Assets:
Beginning of Period	43,125	48,246	13,710	13,894

End of Period	$42,706	$43,125	$12,870	$13,710

Units issued during the period	3,300	2,402	5,036	4,204
Units redeemed during the period	(4,602)	(3,700)	(5,829)	(4,840)

Net units issued (redeemed) during period	(1,302)	(1,298)	(793)	(636)

	AllianceBernstein Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (loss)	$(6)	$2	$(153)	$(183)
Net realized gains (losses)	652	201	2,408	3,088
Net change in unrealized appreciation/(depreciation)	(785)	30	(1,188)	(2,142)

Net increase (decrease) in net assets resulting from operations	(139)	233	1,067	763

Contract Transactions:
Contract owners' net payments	312	252	1,027	1,327
Annuity payments	(1)	—	(4)	(6)
Surrenders and other (net)	(147)	(126)	(2,058)	(1,958)
Transfers from other divisions or sponsor	6,417	2,043	8,177	5,941
Transfers to other divisions or sponsor	(5,071)	(1,693)	(9,264)	(7,675)

Net increase (decrease) in net assets resulting from contract transactions	1,510	476	(2,122)	(2,371)

Net increase (decrease) in net assets	1,371	709	(1,055)	(1,608)

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	2,164	1,455	14,238	15,846

End of Period	$3,535	$2,164	$13,183	$14,238

Units issued during the period	3,547	1,383	3,841	3,207
Units redeemed during the period	(2,788)	(1,096)	(4,588)	(4,063)

Net units issued (redeemed) during period	759	287	(747)	(856)

(b)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division (a)		T. Rowe Price Small Cap Value Stock Division
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(1)	$—	$(74)	$(86)
Net realized gains (losses)	2	—	1,373	987
Net change in unrealized appreciation/(depreciation)	(12)	—	(1,453)	393

Net increase (decrease) in net assets resulting from operations	(11)	—	(154)	1,294

Contract Transactions:
Contract owners' net payments	10	—	903	959
Annuity payments	—	—	(3)	(2)
Surrenders and other (net)	(13)	—	(1,472)	(831)
Transfers from other divisions or sponsor	211	—	8,748	5,714
Transfers to other divisions or sponsor	(11)	—	(9,943)	(5,594)

Net increase (decrease) in net assets resulting from contract transactions	197	—	(1,767)	246

Net increase (decrease) in net assets	186	—	(1,921)	1,540
Net Assets:
Beginning of Period	—	—	10,230	8,690

End of Period	$186	$—	$8,309	$10,230

Units issued during the period	242	—	4,975	4,409
Units redeemed during the period	(44)	—	(5,907)	(4,304)

Net units issued (redeemed) during period	198	—	(932)	105

	International Growth Division		MFS Research International Core Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(32)	$(73)	$5	$—
Net realized gains (losses)	1,392	639	12	—
Net change in unrealized appreciation/(depreciation)	(312)	796	(11)	—

Net increase (decrease) in net assets resulting from operations	1,048	1,362	6	—

Contract Transactions:
Contract owners' net payments	1,386	1,012	17	—
Annuity payments	(32)	(23)	(56)	—
Surrenders and other (net)	(882)	(669)	(12)	—
Transfers from other divisions or sponsor	12,962	8,638	981	—
Transfers to other divisions or sponsor	(10,752)	(7,518)	(52)	—

Net increase (decrease) in net assets resulting from contract transactions	2,682	1,440	878	—

Net increase (decrease) in net assets	3,730	2,802	884	—

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	8,943	6,141	—	—

End of Period	$12,673	$8,943	$884	$—

Units issued during the period	7,510	6,094	991	—
Units redeemed during the period	(6,183)	(5,348)	(149)	—

Net units issued (redeemed) during period	1,327	746	842	—

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Franklin Templeton International Equity Division		MFS Emerging Markets Equity Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$353	$238	$1	$—
Net realized gains (losses)	3,687	1,299	19	—
Net change in unrealized appreciation/(depreciation)	3,881	9,218	99	—

Net increase (decrease) in net assets resulting from operations	7,921	10,755	119	—

Contract Transactions:
Contract owners' net payments	3,269	2,912	160	—
Annuity payments	(31)	(21)	—	—
Surrenders and other (net)	(5,528)	(4,473)	(86)	—
Transfers from other divisions or sponsor	30,609	17,857	2,043	—
Transfers to other divisions or sponsor	(27,995)	(16,212)	(334)	—

Net increase (decrease) in net assets resulting from contract transactions	324	63	1,783	—

Net increase (decrease) in net assets	8,245	10,818	1,902	—

Net Assets:
Beginning of Period	47,426	36,608	—	—

End of Period	$55,671	$47,426	$1,902	$—

Units issued during the period	10,315	7,745	1,953	—
Units redeemed during the period	(9,675)	(7,468)	(421)	—

Net units issued (redeemed) during period	640	277	1,532	—

	Money Market Division		Short-Term Bond Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$774	$591	$18	$—
Net realized gains (losses)	—	—	7	—
Net change in unrealized appreciation/(depreciation)	—	—	(11)	—

Net increase (decrease) in net assets resulting from operations	774	591	14	—

Contract Transactions:
Contract owners' net payments	24,961	2,493	24	—
Annuity payments	(32)	(29)	—	—
Surrenders and other (net)	(5,464)	(4,197)	(3)	—
Transfers from other divisions or sponsor	22,465	15,425	1,033	—
Transfers to other divisions or sponsor	(38,292)	(11,468)	(411)	—

Net increase (decrease) in net assets resulting from contract transactions	3,638	2,224	643	—

Net increase (decrease) in net assets	4,412	2,815	657	—

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	17,608	14,793	—	—

End of Period	$22,020	$17,608	$657	$—

Units issued during the period	31,080	8,810	1,047	—
Units redeemed during the period	(28,952)	(7,785)	(407)	—

Net units issued (redeemed) during period	2,128	1,025	640	—

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		PIMCO Long-Term U.S. Government Bond Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$956	$756	$17	$—
Net realized gains (losses)	(129)	(111)	4	—
Net change in unrealized appreciation/(depreciation)	888	95	19	—

Net increase (decrease) in net assets resulting from operations	1,715	740	40	—

Contract Transactions:
Contract owners' net payments	3,890	3,540	68	—
Annuity payments	(92)	(56)	—	—
Surrenders and other (net)	(3,643)	(3,670)	(1)	—
Transfers from other divisions or sponsor	34,906	19,636	1,022	—
Transfers to other divisions or sponsor	(29,451)	(18,663)	(302)	—

Net increase (decrease) in net assets resulting from contract transactions	5,610	787	787	—

Net increase (decrease) in net assets	7,325	1,527	827	—
Net Assets:
Beginning of Period	29,974	28,447	—	—

End of Period	$37,299	$29,974	$827	$—

Units issued during the period	9,793	4,503	1,061	—
Units redeemed during the period	(6,866)	(3,634)	(287)	—

Net units issued (redeemed) during period	2,927	869	774	—

	American Century Inflation Protection Division (a)		High Yield Bond Division
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$22	$—	$338	$337
Net realized gains (losses)	—	—	197	130
Net change in unrealized appreciation/(depreciation)	14	—	(460)	30

Net increase (decrease) in net assets resulting from operations	36	—	75	497

Contract Transactions:
Contract owners' net payments	18	—	659	736
Annuity payments	—	—	(9)	(5)
Surrenders and other (net)	(9)	—	(908)	(830)
Transfers from other divisions or sponsor	886	—	8,531	4,373
Transfers to other divisions or sponsor	(28)	—	(7,620)	(4,262)

Net increase (decrease) in net assets resulting from contract transactions	867	—	653	12

Net increase (decrease) in net assets	903	—	728	509

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	—	—	6,427	5,918

End of Period	$903	$—	$7,155	$6,427

Units issued during the period	883	—	4,537	2,649
Units redeemed during the period	(35)	—	(4,112)	(2,586)

Net units issued (redeemed) during period	848	—	425	63

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	PIMCO Multi-Sector Bond Division (a)		Balanced Division
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$49	$—	$2,974	$2,759
Net realized gains (losses)	—	—	6,377	3,510
Net change in unrealized appreciation/(depreciation)	(24)	—	(1,453)	8,051

Net increase (decrease) in net assets resulting from operations	25	—	7,898	14,320

Contract Transactions:
Contract owners' net payments	56	—	6,218	7,595
Annuity payments	—	—	(730)	(602)
Surrenders and other (net)	(8)	—	(20,306)	(16,173)
Transfers from other divisions or sponsor	1,863	—	9,600	9,763
Transfers to other divisions or sponsor	(71)	—	(14,244)	(13,991)

Net increase (decrease) in net assets resulting from contract transactions	1,840	—	(19,462)	(13,408)

Net increase (decrease) in net assets	1,865	—	(11,564)	912

Net Assets:
Beginning of Period	—	—	166,629	165,717

End of Period	$1,865	$—	$155,065	$166,629

Units issued during the period	1,939	—	2,196	2,623
Units redeemed during the period	(88)	—	(4,348)	(4,142)

Net units issued (redeemed) during period	1,851	—	(2,152)	(1,519)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$123	$87	$(66)	$(84)
Net realized gains (losses)	776	939	1,190	1,246
Net change in unrealized appreciation/(depreciation)	(52)	(130)	173	(364)

Net increase (decrease) in net assets resulting from operations	847	896	1,297	798

Contract Transactions:
Contract owners' net payments	692	922	1,147	1,191
Annuity payments	(6)	—	(28)	(21)
Surrenders and other (net)	(639)	(1,230)	(994)	(651)
Transfers from other divisions or sponsor	4,885	6,857	9,774	7,446
Transfers to other divisions or sponsor	(5,318)	(7,247)	(8,782)	(5,807)

Net increase (decrease) in net assets resulting from contract transactions	(386)	(698)	1,117	2,158

Net increase (decrease) in net assets	461	198	2,414	2,956

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	10,379	10,181	9,514	6,558

End of Period	$10,840	$10,379	$11,928	$9,514

Units issued during the period	4,103	7,785	4,530	4,013
Units redeemed during the period	(4,509)	(8,315)	(4,107)	(3,095)

Net units issued (redeemed) during period	(406)	(530)	423	918

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division (a)		Neuberger Berman AMT Socially Responsive Division (a)
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$12	$—	$—	$—
Net realized gains (losses)	561	—	—	—
Net change in unrealized appreciation/(depreciation)	(524)	—	(2)	—

Net increase (decrease) in net assets resulting from operations	49	—	(2)	—

Contract Transactions:
Contract owners' net payments	55	—	5	—
Annuity payments	(2)	—	—	—
Surrenders and other (net)	44	—	(2)	—
Transfers from other divisions or sponsor	2,452	—	198	—
Transfers to other divisions or sponsor	(166)	—	(3)	—

Net increase (decrease) in net assets resulting from contract transactions	2,383	—	198	—

Net increase (decrease) in net assets	2,432	—	196	—

Net Assets:
Beginning of Period	—	—	—	—

End of Period	$2,432	$—	$196	$—

Units issued during the period	2,458	—	202	—
Units redeemed during the period	(324)	—	(8)	—

Net units issued (redeemed) during period	2,134	—	194	—

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$(9)	$(10)	$(34)	$(44)
Net realized gains (losses)	810	364	634	829
Net change in unrealized appreciation/(depreciation)	(201)	260	(477)	(218)

Net increase (decrease) in net assets resulting from operations	600	614	123	567

Contract Transactions:
Contract owners' net payments	1,057	813	547	409
Annuity payments	(7)	(6)	(2)	(1)
Surrenders and other (net)	(645)	(834)	(423)	(701)
Transfers from other divisions or sponsor	11,256	6,794	4,286	4,136
Transfers to other divisions or sponsor	(9,847)	(6,768)	(4,753)	(4,033)

Net increase (decrease) in net assets resulting from contract transactions	1,814	(1)	(345)	(190)

Net increase (decrease) in net assets	2,414	613	(222)	377

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	6,271	5,658	4,656	4,279

End of Period	$8,685	$6,271	$4,434	$4,656

Units issued during the period	12,184	8,639	2,957	3,069
Units redeemed during the period	(10,517)	(8,672)	(3,144)	(3,200)

Net units issued (redeemed) during period	1,667	(33)	(187)	(131)

(a)	Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Russell Non-US Division		Russell Real Estate Securities Division
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$145	$101	$204	$129
Net realized gains (losses)	2,317	630	3,205	2,237
Net change in unrealized appreciation/(depreciation)	(1,706)	614	(6,492)	2,030

Net increase (decrease) in net assets resulting from operations	756	1,345	(3,083)	4,396

Contract Transactions:
Contract owners' net payments	1,045	604	1,762	1,684
Annuity payments	(3)	(3)	(34)	(17)
Surrenders and other (net)	(571)	(793)	(1,518)	(1,348)
Transfers from other divisions or sponsor	9,957	7,164	16,664	11,936
Transfers to other divisions or sponsor	(9,505)	(5,924)	(16,970)	(11,183)

Net increase (decrease) in net assets resulting from contract transactions	923	1,048	(96)	1,072

Net increase (decrease) in net assets	1,679	2,393	(3,179)	5,468

Net Assets:
Beginning of Period	7,975	5,582	17,756	12,288

End of Period	$9,654	$7,975	$14,577	$17,756

Units issued during the period	7,389	6,145	5,475	4,656
Units redeemed during the period	(6,714)	(5,352)	(5,560)	(4,321)

Net units issued (redeemed) during period	675	793	(85)	335

	Russell Core Bond Division		Russell LifePoints Moderate Strategy Division (a)
	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$273	$147	$14	$—
Net realized gains (losses)	(26)	(42)	—	—
Net change in unrealized appreciation/(depreciation)	134	(4)	(3)	—

Net increase (decrease) in net assets resulting from operations	381	101	11	—

Contract Transactions:
Contract owners' net payments	1,300	707	13	—
Annuity payments	(1)	—	—	—
Surrenders and other (net)	(445)	(403)	(19)	—
Transfers from other divisions or sponsor	12,251	7,556	538	—
Transfers to other divisions or sponsor	(10,256)	(7,084)	—	—

Net increase (decrease) in net assets resulting from contract transactions	2,849	776	532	—

Net increase (decrease) in net assets	3,230	877	543	—

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	4,615	3,738	—	—

End of Period	$7,845	$4,615	$543	$—

Units issued during the period	9,648	6,140	546	—
Units redeemed during the period	(7,726)	(5,574)	(18)	—

Net units issued (redeemed) during period	1,922	566	528	—

(a) Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division (a)		Russell LifePoints Growth Strategy Division (a)
	For the Period Ended December 31, 2007	Year Ended December 31, 2006	For the Period Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income (loss)	$16	$—	$4	$—
Net realized gains (losses)	—	—	1	—
Net change in unrealized appreciation/(depreciation)	(5)	—	(9)	—

Net increase (decrease) in net assets resulting from operations	11	—	(4)	—

Contract Transactions:
Contract owners’ net payments	204	—	13	—
Annuity payments	—	—	—	—
Surrenders and other (net)	(19)	—	(1)	—
Transfers from other divisions or sponsor	388	—	199	—
Transfers to other divisions or sponsor	(12)	—	(6)	—

Net increase (decrease) in net assets resulting from contract transactions	561	—	205	—

Net increase (decrease) in net assets	572	—	201	—
Net Assets:
Beginning of Period	—	—	—	—

End of Period	$572	$—	$201	$—

Units issued during the period	586	—	262	—
Units redeemed during the period	(29)	—	(64)	—

Net units issued (redeemed) during period	557	—	198	—

	Russell LifePoints Equity Growth Strategy Division (a)
	For the Period Ended December 31, 2007	Year Ended December 31, 2006

Operations:
Net investment income (loss)	$22	$—
Net realized gains (losses)	4	—
Net change in unrealized appreciation/(depreciation)	—	—

Net increase (decrease) in net assets resulting from operations	26	—

Contract Transactions:
Contract owners’ net payments	62	—
Annuity payments	—	—
Surrenders and other (net)	(2)	—
Transfers from other divisions or sponsor	927	—
Transfers to other divisions or sponsor	(94)	—

Net increase (decrease) in net assets resulting from contract transactions	893	—

Net increase (decrease) in net assets	919	—

NML Variable Annuity Account A

Statements of Changes in Net Assets

(in thousands)

Net Assets:
Beginning of Period	—	—

End of Period	$919	$—

Units issued during the period	1,034	—
Units redeemed during the period	(120)	—

Net units issued (redeemed) during period	914	—

(a) Division Commenced Operations on April 30, 2007.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2007

1.	Organization

NML Variable Annuity Account A (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable annuity contracts (“contracts”) for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front-Load contracts with a sales charge up to 4.5% of purchase payments; Back-Load contracts with a withdrawal charge of 0-6%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2.	Significant Accounting Policies

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

The shares are valued at the Funds’ offering and redemption prices per share. Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners’ Net Payment in the accompanying financial statements.

Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 1985 and before January 1, 2002, annuity reserves are based on the 1983 Annuity Table a, adjusted with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 2002, annuity reserves are based on the 2000 Annuity Table with assumed interest rates of 3.5% or 5%.

Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2007

time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Account.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2007 by each Division are shown as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$1,503	$5,700
Janus Capital Appreciation	1,423	583
Large Cap Core Stock	908	3,336
Capital Guardian Large Cap Blend	492	40
Index 500 Stock	10,417	19,774
American Century Large Company Value	951	4
Capital Guardian Domestic Equity	3,882	1,185
T. Rowe Price Equity Income	4,810	604
Mid Cap Growth Stock	6,128	10,536
Index 400 Stock	2,120	3,097
AllianceBernstein Mid Cap Value	2,232	187
Small Cap Growth Stock	2,291	3,364
Index 600 Stock	211	12
T. Rowe Price Small Cap Value	1,509	2,858
International Growth	4,537	1,091
MFS Research International Core	961	12
Franklin Templeton International Equity	7,201	5,910
MFS Emerging Markets Equity	1,812	85
Money Market	25,929	21,582
Short-Term Bond	665	3
Select Bond	10,508	4,103
PIMCO Long-Term U.S. Government Bond	809	1
American Century Inflation Protection	898	10
High Yield Bond	1,941	960
PIMCO Multi-Sector Bond	1,897	8
Balanced	16,030	29,460
Asset Allocation	1,730	1,470
Fidelity VIP Mid Cap	3,063	1,121
Fidelity VIP Contrafund	2,971	20
Neuberger Berman AMT Socially Responsive	200	2
Russell Multi-Style Equity	2,970	820
Russell Aggressive Equity	1,188	979
Russell Non-U.S.	3,430	723
Russell Real Estate Securities	4,217	2,196
Russell Core Bond	3,695	574
Russell LifePoints Moderate	564	19
Russell LifePoints Balanced	596	19
Russell LifePoints Growth	218	8
Russell LifePoints Equity Growth	915	1

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2007

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front-Load version and the Back-Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front-Load version and the Back-Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the back-load version of the contract, the net assets may be subject to the deduction for the front-load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front-Load version and Back-Load version, respectively. For Front-Load and Back-Load version contracts purchased before April 30, 2008, the current mortality and expense risk charges will not be increased before May 1, 2012.

For Fee Based contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%. For Fee Based contracts purchased before April 30, 2007, the current mortality and expense risk charges will not be increased before May 1, 2011.

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2007

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio	Total Return (3)
Growth Stock
Year Ended 12/31/07	303	$1.013437	$307	0.87%	0.35%	8.81%
Year Ended 12/31/06	156	$0.931362	$145	0.78%	0.35%	3.67%
Focused Appreciation
Year Ended 12/31/07	—	$2.197094	$—	0.04%	0.35%	26.39%
Year Ended 12/31/06	—	$1.738315	$—	0.41%	0.35%	4.23%
Large Cap Core Stock
Year Ended 12/31/07	88	$1.077473	$95	1.13%	0.35%	8.74%
Year Ended 12/31/06	—	$0.990903	$—	1.11%	0.35%	3.70%
Large Cap Blend (1)
Year Ended 12/31/07	—	$0.932619	$—	1.61%	0.35%	(6.74%)
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Index 500 Stock
Year Ended 12/31/07	326	$1.111903	$363	0.52%	0.35%	5.06%
Year Ended 12/31/06	43	$1.058385	$46	1.62%	0.35%	4.18%
Large Company Value (1)
Year Ended 12/31/07	861	$0.938079	$807	2.23%	0.35%	(6.19%)
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Domestic Equity
Year Ended 12/31/07	1,042	$1.395608	$1,454	1.40%	0.35%	(6.66%)
Year Ended 12/31/06	67	$1.495151	$100	0.00%	0.35%	3.17%
Equity Income
Year Ended 12/31/07	423	$1.795424	$760	2.23%	0.35%	2.89%
Year Ended 12/31/06	26	$1.744928	$46	2.02%	0.35%	5.32%
Mid-Cap Growth Stock (2)
Year Ended 12/31/07	399	$1.078509	$431	0.75%	0.35%	20.27%
Year Ended 12/31/06	55	$0.896717	$49	0.13%	0.35%	2.67%
Index 400 Stock
Year Ended 12/31/07	174	$1.849846	$323	1.23%	0.35%	7.55%
Year Ended 12/31/06	—	$1.720014	$—	1.08%	0.35%	2.64%
Mid Cap Value
Year Ended 12/31/07	264	$1.873865	$505	0.88%	0.35%	(0.51%)
Year Ended 12/31/06	26	$1.883538	$49	1.24%	0.35%	3.35%
Small Cap Growth Stock
Year Ended 12/31/07	134	$1.385379	$186	0.08%	0.35%	9.16%
Year Ended 12/31/06	22	$1.269179	$28	0.00%	0.35%	2.24%
Index 600 Stock (1)
Year Ended 12/31/07	98	$0.938826	$92	0.00%	0.35%	(6.11%)
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Small Cap Value
Year Ended 12/31/07	207	$1.959983	$407	0.41%	0.35%	(1.18%)
Year Ended 12/31/06	32	$1.983334	$63	0.25%	0.35%	4.24%
International Growth
Year Ended 12/31/07	510	$2.118626	$1,104	0.80%	0.35%	12.22%
Year Ended 12/31/06	49	$1.887847	$93	0.22%	0.35%	12.19%

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2007

Research International Core (1)
Year Ended 12/31/07	293	$1.052433	$308	2.13%	0.35%	5.25%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
International Equity
Year Ended 12/31/07	939	$1.955614	$1,860	1.83%	0.35%	17.65%
Year Ended 12/31/06	109	$1.662262	$182	1.73%	0.35%	10.07%
Emerging Markets Equity (1)
Year Ended 12/31/07	576	$1.244312	$717	0.59%	0.35%	24.43%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Money Market
Year Ended 12/31/07	1,046	$1.240571	$1,299	5.10%	0.35%	4.91%
Year Ended 12/31/06	—	$1.182475	$—	4.77%	0.35%	1.02%
Short-Term Bond (1)
Year Ended 12/31/07	580	$1.028506	$596	4.02%	0.35%	2.85%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Select Bond
Year Ended 12/31/07	3,119	$1.607800	$5,015	3.93%	0.35%	6.02%
Year Ended 12/31/06	668	$1.516531	$1,013	3.77%	0.35%	1.62%
Long-Term U.S. Government Bond (1)
Year Ended 12/31/07	309	$1.072953	$331	5.32%	0.35%	7.30%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Inflation Protection Bond (1)
Year Ended 12/31/07	667	$1.065745	$711	5.80%	0.35%	6.58%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
High Yield Bond
Year Ended 12/31/07	603	$1.590018	$959	6.01%	0.35%	2.02%
Year Ended 12/31/06	151	$1.558583	$235	6.75%	0.35%	3.16%
Multi-Sector Bond (1)
Year Ended 12/31/07	1,603	$1.008445	$1,617	7.19%	0.35%	0.85%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Balanced
Year Ended 12/31/07	—	$1.324207	$—	3.04%	0.35%	5.78%
Year Ended 12/31/06	—	$1.251906	$—	2.87%	0.35%	3.01%
Asset Allocation
Year Ended 12/31/07	—	$1.466752	$—	2.25%	0.35%	9.01%
Year Ended 12/31/06	—	$1.345472	$—	1.97%	0.35%	4.37%
Fidelity VIP Mid Cap
Year Ended 12/31/07	342	$2.639341	$914	0.50%	0.35%	14.93%
Year Ended 12/31/06	53	$2.296424	$122	0.15%	0.35%	4.86%
Fidelity VIP Contrafund (1)
Year Ended 12/31/07	1,376	$1.115338	$1,593	1.53%	0.35%	11.54%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Neuberger Berman AMT Socially Responsive (1)
Year Ended 12/31/07	177	$1.016402	$179	0.08%	0.35%	1.64%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Russell Multi-Style Equity
Year Ended 12/31/07	1,533	$1.112262	$1,705	0.95%	0.35%	9.97%
Year Ended 12/31/06	—	$1.011417	$—	0.95%	0.35%	3.39%
Russell Aggressive Equity
Year Ended 12/31/07	202	$1.559776	$315	0.37%	0.35%	3.06%
Year Ended 12/31/06	—	$1.513536	$—	0.19%	0.35%	3.31%
Russell Non-U.S.
Year Ended 12/31/07	718	$1.469891	$1,055	2.68%	0.35%	9.73%
Year Ended 12/31/06	—	$1.339553	$—	2.55%	0.35%	8.74%
Russell Real Estate Securities
Year Ended 12/31/07	439	$2.962989	$1,312	2.29%	0.35%	(16.15%)
Year Ended 12/31/06	52	$3.533780	$185	1.95%	0.35%	5.38%
Russell Core Bond

NML Variable Annuity Account A

Notes to Financial Statements

December 31, 2007

Year Ended 12/31/07	1,509	$1.522835	$2,335	5.40%	0.35%	6.86%
Year Ended 12/31/06	150	$1.425011	$214	4.65%	0.35%	1.27%
Russell LifePoints Moderate (1)
Year Ended 12/31/07	—	$1.032870	$—	4.06%	0.35%	3.29%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Russell LifePoints Balanced (1)
Year Ended 12/31/07	—	$1.024838	$—	3.44%	0.35%	2.49%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Russell LifePoints Growth (1)
Year Ended 12/31/07	—	$1.018835	$—	4.80%	0.35%	1.89%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a
Russell LifePoints Equity Growth (1)
Year Ended 12/31/07	—	$1.010091	$—	4.45%	0.35%	1.01%
Year Ended 12/31/06	n/a	n/a	n/a	n/a	n/a	n/a

(1)	Division commenced operations on April 30, 2007.
(2)	Effective April 30, 2007, the Aggressive Growth Stock Division was renamed to the Mid Cap Growth Stock Division.
(3)	Total Return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account A

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account A and its Growth Stock Division, Janus Capital Appreciation Division, Large Cap Core Stock Division, Capital Guardian Large Cap Blend Division, Index 500 Stock Division, American Century Large Company Value Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, AllianceBernstein Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, T. Rowe Price Small Cap Value Division, International Growth Division, MFS Research International Core Division, Franklin Templeton International Equity Division, MFS Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, PIMCO Long-Term U.S. Government Bond Division, American Century Inflation Protection Division, High Yield Bond Division, PIMCO Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Real Estate Securities Division, Russell Core Bond Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, and Russell LifePoints Equity Growth Strategy Division at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2007 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

February 12, 2008

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2007	2006
Assets:
Bonds	$76,842	$70,564
Common and preferred stocks	9,525	9,228
Mortgage loans	20,833	19,363
Real estate	1,499	1,489
Policy loans	11,797	10,995
Other investments	8,749	7,930
Cash and temporary investments	2,547	2,885

Total investments	131,792	122,454
Due and accrued investment income	1,395	1,291
Net deferred tax assets	1,461	1,198
Deferred premium and other assets	2,195	2,112
Separate account assets	19,704	18,047

Total assets	$156,547	$145,102

Liabilities and Surplus:
Reserves for policy benefits	$109,573	$101,481
Policyowner dividends payable	5,024	4,632
Interest maintenance reserve	709	644
Asset valuation reserve	3,687	3,093
Income taxes payable	683	515
Other liabilities	5,061	5,006
Separate account liabilities	19,704	18,047

Total liabilities	144,441	133,418
Surplus	12,106	11,684

Total liabilities and surplus	$156,547	$145,102

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2007	2006	2005
Revenue:
Premiums	$13,242	$12,149	$11,363
Net investment income	7,568	7,073	6,543
Other income	545	511	494

Total revenue	21,355	19,733	18,400

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,641	5,049	4,577
Net additions to policy benefit reserves	7,807	7,234	6,445
Net transfers to separate accounts	484	492	664

Total benefits	13,932	12,775	11,686
Commissions and operating expenses	2,009	1,894	1,774

Total benefits and expenses	15,941	14,669	13,460

Gain from operations before dividends and taxes	5,414	5,064	4,940
Policyowner dividends	5,012	4,628	4,269

Gain from operations before taxes	402	436	671
Income tax expense	21	17	57

Net gain from operations	381	419	614
Net realized capital gains	619	410	310

Net income	$1,000	$829	$924

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2007	2006	2005
Beginning of year balance	$11,684	$10,381	$8,934
Net income	1,000	829	924
Change in net unrealized capital gains (losses)	(12)	581	343
Change in net deferred tax assets	165	337	237
Change in nonadmitted assets and other	(137)	70	(84)
Change in asset valuation reserve	(594)	(514)	27
Net increase in surplus	422	1,303	1,447

End of year balance	$12,106	$11,684	$10,381

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2007	2006	2005
Cash flows from operating activities:
Premiums and other income received	$9,495	$8,634	$8,074
Investment income received	7,424	6,893	6,347
Benefit payments to policyowners and beneficiaries	(5,904)	(5,274)	(4,794)
Net transfers to separate accounts	(474)	(482)	(657)
Commissions, expenses and taxes paid	(2,148)	(2,202)	(2,000)

Net cash provided by operating activities	8,393	7,569	6,970

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	64,980	51,695	72,406
Common and preferred stocks	6,099	6,088	3,969
Mortgage loans	2,940	3,413	2,585
Real estate	177	65	120
Other investments	1,175	1,693	1,389

	75,371	62,954	80,469

Cost of investments acquired:
Bonds	70,890	56,372	77,345
Common and preferred stocks	5,594	5,777	3,896
Mortgage loans	4,422	4,659	3,464
Real estate	151	107	261
Other investments	2,401	2,099	2,661

	83,458	69,014	87,627

Disbursement of policy loans, net of repayments	802	730	515

Net cash applied to investing activities	(8,889)	(6,790)	(7,673)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	198	69	52
Other cash applied	(40)	(87)	(174)

Net cash provided by (applied to) financing and other activities:	158	(18)	(122)

Net increase (decrease) in cash and temporary investments	(338)	761	(825)
Cash and temporary investments, beginning of year	2,885	2,124	2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

Cash and temporary investments, end of year	$2,547	$2,885	$2,124

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are generally based on the “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”). See Notes 2 and 11 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3 and 14 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $113 million and $102 million of investments in oil and natural gas production at December 31, 2007 and 2006, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs,

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the NAIC does not provide accounting guidance for oil and gas investments.

Other investments also include low income housing tax credit investments, leveraged leases and derivative financial instruments. See Note 3 for a description of the Company’s investments in leveraged leases and Note 4 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserve liabilities.

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each respective policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $36 million and $27 million at December 31, 2007 and 2006, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $120 million and $104 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $78 million, $77 million and $71 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2007, 2006 and 2005.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. If necessary, valuation adjustments are made for bonds with SVO ratings of “6” and for bonds with a decline in fair value that management considers to be other-than-temporary. At December 31, 2007 and 2006, the reported statement value of bonds was reduced by $123 million and $102 million, respectively, of valuation adjustments.

Disclosure of estimated fair value for bonds is primarily based upon values published by the SVO. In the absence of SVO-published values, estimated fair value is based upon quoted market prices of identical or similar assets, if available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Statement value and estimated fair value of bonds at December 31, 2007 and 2006 were as follows:

December 31, 2007	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$6,081	$653	$(3)	$6,731
States, territories and possessions	244	39	(3)	280
Special revenue and assessments	13,408	146	(115)	13,439
All foreign governments	342	28	(2)	368
Public utilities	6,407	177	(94)	6,490
Banks, trust and insurance companies	11,146	260	(263)	11,143
Industrial and miscellaneous	39,214	834	(849)	39,199

Total	$76,842	$2,137	$(1,329)	$77,650

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

December 31, 2006	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2007 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement Value	Estimated Fair Value
	(in millions)
Due in one year or less	$1,714	$1,816
Due after one year through five years	11,238	11,428
Due after five years through ten years	23,141	23,017
Due after ten years	16,694	17,491

	52,787	53,752
Mortgage-backed and structured securities	24,055	23,898

Total	$76,842	$77,650

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is primarily based upon values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding the reported statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is primarily based upon values

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

published by the SVO. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For preferred stocks without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

If necessary, valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2007 and 2006, the reported statement value of common and preferred stocks was reduced by $160 million and $117 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized capital losses. At December 31, 2007 and 2006, the reported statement value of mortgage loans was reduced by $5 million and $0, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2007 were 8.3% and 5.3%, respectively, while these rates during 2006 were 7.3% and 5.2%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during each of 2007 and 2006 was 63%, with a maximum of 100% for any single loan during each of 2007 and 2006.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized capital loss. At each of December 31, 2007 and 2006, the reported statement value of real estate was reduced by $21 million of valuation adjustments.

At December 31, 2007 and 2006, the reported statement value of real estate included $213 million and $186 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the estimated residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2007 and 2006, the reported statement value of leveraged leases was $335 million and $339 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the reported statement value of the lease. Valuation adjustments are reported as a realized capital loss. At each of December 31, 2007 and 2006, the reported statement value of leveraged leases was reduced by $14 million of valuation adjustments.

Investment Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31, 2007			For the year ended December 31, 2006			For the year ended December 31, 2005
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
				(in millions)
Bonds	$465	$(327)	$138	$243	$(497)	$(254)	$454	$536)	$(82)
Common and preferred stocks	1,415	(246)	1,169	1,193	(241)	952	909	(196)	713
Mortgage loans	—	(10)	(10)	1	—	1	3	(1)	2
Real estate	65	—	65	18	—	18	64	(1)	63
Other investments	306	(568)	(262)	207	(357)	(150)	140	(177)	(37)

	$2,251	$(1,151)	1,100	$1,662	$(1,095)	567	$1,570	$(911)	659

Less: IMR gains (losses)			144			(261)			(61)
Less: Capital gains taxes			337			418			410

Net realized capital gains			$619			$410			$310

Proceeds from the sale of bond investments totaled $56 billion, $44 billion and $62 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Realized capital losses (before IMR deferrals and capital gains taxes) included $156 million, $74 million and $276 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2007, 2006 and 2005, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2007 and 2006, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

	December 31, 2007
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$13,098	$12,466	$(632)	$17,873	$17,200	$(673)
Common and preferred stocks	1,895	1,609	(286)	160	127	(33)

Total	$14,993	$14,075	$(918)	$18,033	$17,327	$(706)

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

Changes in net unrealized capital gains and losses for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Bonds	$98	$58	$(43)
Common and preferred stocks	(367)	466	304
Other investments	178	264	198

	(91)	788	459
Change in deferred taxes	79	(207)	(116)

Change in net unrealized capital gains (losses)	$(12)	$581	$343

Changes in net unrealized capital gains (losses) included losses of $53 million, $6 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively, of valuation adjustments for declines in fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain debt and structured securities that include exposure to mortgage loans to below-prime

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

borrowers. These investments are reported as bonds in the consolidated statement of financial position and valued at amortized cost, less any valuation adjustments. At December 31, 2007, the reported statement value of sub-prime and Alt-A investments was $22 million and $565 million, respectively. At December 31, 2007, the estimated fair value of sub-prime and Alt-A investments was $21 million and $551 million, respectively.

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate reported statement value of loaned securities was $3.0 billion and $3.2 billion at December 31, 2007 and 2006, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2007 and 2006, unrestricted cash collateral held by the Company of $3.0 billion and $3.2 billion, respectively, is included in cash and invested assets, and the offsetting collateral liability of $3.0 billion and $3.2 billion, respectively, is included in other liabilities in the consolidated statement of financial position. At December 31, 2007 and 2006, additional non-cash collateral of $643 million and $876 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives designated as hedges that meet the specific correlation requirements for statutory hedge accounting are reported in the financial statements on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for statutory hedge accounting, are reported in the financial statements at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported in the financial statements on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company has not taken positions in derivatives for income generation purposes.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, performing ongoing surveillance of counterparties’ credit standing, adhering to established limits for credit exposure to any single counterparty and through use of collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The Company held the following derivative positions at December 31, 2007 and 2006:

	December 31, 2007			December 31, 2006
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Cash Flow Hedges:
Interest rate floors	$1,250	$19	$38	$1,250	$20	$22
Swaptions	1,458	45	39	1,031	36	21
Foreign currency swaps	787	—	(76)	666	—	(28)
Construction loan forwards	—	—	—	1	—	—
Foreign currency covers	19	—	19	2	—	2
Interest rate swaps	102	—	12	102	—	8
Interest rate basis swaps	40	—	—	120	—	—
Commodity swaps	4	(1)	(1)	10	—	—

Fair Value Hedges:
Credit default swaps	420	2	2	199	(2)	(2)
Foreign currency forwards	2,474	5	5	2,269	(18)	(18)
Short fixed income futures	2,356	—	—	869	—	—
Short equity index futures	—	—	—	180	—	—
Purchased put options	—	—	—	—	—	—
Equity collars	11	—	—	—	—	—
Total return swaps	283	(6)	(6)	—	—	—

Replications:
Fixed income	489	—	17	104	—	1
Long equity index futures	204	—	—	27	—	—
Long fixed income futures	1,783	—	—	2,227	—	—

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties.

The statement value of derivatives is reported as other investments in the consolidated statement of financial position.

Fair value is estimated as the amount that the Company would expect to receive or pay in an arms-length termination of the derivative contract as of the reporting date. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as unrealized capital gains or losses. Upon maturity or termination of derivatives reported at fair value, realized capital gains and losses are reported.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate the market risk for anticipated investments in GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates from a counterparty at a predetermined price for up to ten years in the future. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate foreign exchange risk pending execution of trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used primarily to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable interest rate index and a specified fixed rate of interest, applied to the notional amount of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in other cases it does not. No unrealized gains or losses were recognized during 2007, and unrealized losses of $3 million were recognized during 2006 on contracts that did not qualify for hedge accounting.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts representing the difference between the rates of return on two different reference indices, applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting. No unrealized gains or losses were recognized during 2007 or 2006 on these contracts.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable energy commodity price and a specified fixed energy commodity price, applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting. Unrealized losses of $1 million and $300 thousand were recognized during 2007 and 2006, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Unrealized gains of $3 million and $1 million were recognized during 2007 and 2006, respectively, on contracts that did not qualify for hedge accounting.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to deliver to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting. Unrealized gains of $23 million and unrealized losses of $31 million were recognized during 2007 and 2006, respectively, on these contracts.

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting. Unrealized losses of $17 million and unrealized gains of $28 million were recognized during 2007 and 2006, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date, applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting. Unrealized gains of $2 million and unrealized losses of $1 million were recognized during 2007 and 2006, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting. No unrealized gains or losses were recognized during 2007 or 2006 on these contracts.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on the specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting. Unrealized losses of $1 million were recognized during 2007, and no unrealized gains or losses were recognized during 2006 on these contracts.

Total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts representing the difference between a variable equity index return and a specified fixed rate of return, applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting. Unrealized losses of $6 million were recognized during 2007, and no unrealized gains or losses were recognized during 2006 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indices and cash market instruments. Fixed income

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $3 million and $1 million during 2007 and 2006, respectively. Realized losses of $1 million and realized gains of $2 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported in the financial statements at fair value, with changes in fair value reported as unrealized gain or loss until the contracts are terminated. The average fair value of open contracts was $225 million and $41 million during 2007 and 2006, respectively. Realized gains of $4 million and $6 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported in the financial statements at fair value, with changes in fair value reported as unrealized gain or loss until the contracts are terminated. The average fair value of open contracts was $1,402 million and $1,266 million during 2007 and 2006, respectively. Realized gains of $56 million and $24 million were recognized during 2007 and 2006, respectively, upon termination of these contracts.

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2007 and 2006 are summarized below:

	December 31,
	2007	2006
	(in millions)
Life insurance reserves	$98,166	$90,489
Annuity reserves and deposit liabilities	5,616	5,358
Disability and long-term care unpaid claims and claim reserves	3,612	3,555
Disability and long-term care active life reserves	2,179	2,079

Total reserves for policy benefits	$109,573	$101,481

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2007, the Company had $1.1 trillion of total life insurance in-force, including $12 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2007 and 2006, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2007	2006
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$638	$600
- at book value less surrender charge of 5% or more	125	104
- at book value without adjustment	3,247	3,166
Not subject to discretionary withdrawal	1,606	1,488

Total	$5,616	$5,358

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion at each of December 31, 2007 and 2006. The table below provides a summary of the changes in these reserves for the years ended December 31, 2007 and 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

	For the year ended December 31,
	2007	2006
	(in millions)
Balance at January 1	$3,555	$3,373
Incurred related to:
Current year	462	482
Prior year	31	119

Total incurred	493	601
Paid related to:
Current year	(17)	(19)
Prior year	(419)	(400)

Total paid	(436)	(419)

Balance at December 31	$3,612	$3,555

Changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2007 and 2006 were as follows:

	December 31, 2007		December 31, 2006
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$169	$80	$175	$86

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Ordinary renewal	1,782	1,471	1,759	1,447

Total deferred and uncollected premiums	$1,951	$1,551	$1,934	$1,533

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2007 and 2006:

	December 31,
	2007	2006
	(in millions)
Subject to discretionary withdrawal
-with market value adjustment	$16,526	$15,083
Not subject to discretionary withdrawal	2,977	2,755
Non-policy liabilities	201	209

Total separate account liabilities	$19,704	$18,047

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million attributable to GMDB at each of December 31, 2007 and 2006.

Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2007 and 2006 were $1.7 billion and $1.6 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2007, 2006 and 2005:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,866	$1,719	$1,721
Transfers from separate accounts	(1,382)	(1,227)	(1,043)

	484	492	678
Reconciling adjustments:
Mortality, breakage and taxes	—	—	(14)

Net transfers to separate accounts	$484	$492	$664

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

8.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $41 million and $38 million to the qualified employee retirement plan during the years ended December 31, 2007 and 2006, respectively, and expects to contribute $35 million in 2008.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $0 and $23 million to the postretirement benefit plans during the years ended December 31, 2007 and 2006, respectively. No contributions are expected during 2008.

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2007 and 2006, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
Fair value of plan assets at January 1	$2,533	$2,264	$85	$57
Changes in plan assets:
Actual return on plan assets	216	275	7	8
Company contributions	41	38	—	23
Actual plan benefits paid	(49)	(44)	(3)	(3)

Fair value of plan assets at December 31	$2,741	$2,533	$89	$85

Projected benefit obligation at January 1	$2,310	$2,233	$211	$208
Changes in benefit obligation:
Service cost of benefits earned	86	79	27	23
Interest cost on projected obligations	136	127	12	11
Projected gross plan benefits paid	(57)	(50)	(13)	(12)
Projected Medicare Part D reimbursement	—	—	2	2
Experience losses (gains)	(20)	(79)	5	(21)

Projected benefit obligation at December 31	$2,455	$2,310	$244	$211

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2007 and 2006 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2007	% of Total	2006	% of Total	2007	% of Total	2006	% of Total
	(in millions)
Bonds	$1,142	42%	$1,130	45%	$37	42%	$38	45%
Preferred stock	9	0%	9	0%	—	0%	—	0%
Public common stock	1,477	54%	1,334	53%	48	54%	45	53%
Private equities and other	113	4%	60	2%	4	4%	2	2%

Total assets	$2,741	100%	$2,533	100%	$89	100%	$85	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $2.0 billion and $1.9 billion at December 31, 2007 and 2006, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2007 and 2006 are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
PBO	$56	$63	$224	$232
ABO	33	37	—	—

The following table summarizes the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2007, 2006 and 2005 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2007	2006	2005	2007	2006	2005
Projected benefit obligation:
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2007. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The PBO for postretirement benefits at December 31, 2007 assumed an annual increase in future retiree medical costs of 7.5%, grading down to 5% over five years and remaining level thereafter. At December 31, 2006 the comparable assumption was for an annual increase in future retiree medical costs of 8% grading down to 5% over six years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2007 by $23 million and net periodic postretirement benefit expense for the year ended December 31, 2007 by $5 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2007 and net periodic postretirement benefit expense for the year ended December 31, 2007 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2007 and 2006:

	Defined Benefit Plans		Postretirement Benefit Plans
	2007	2006	2007	2006
	(in millions)
Fair value of plan assets	$2,741	$2,533	$89	$85
Projected benefit obligation	2,455	2,310	244	211

Funded status	286	223	(155)	(126)
Unrecognized net experience losses	298	332	25	20
Unrecognized initial net asset	(544)	(544)	—	—
Additional minimum liability	(13)	(14)	—	—
Nonadmitted asset	(433)	(378)	—	—

Net pension liability	$(406)	$(381)	$(130)	$(106)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $13 million, $14 million and $10 million at December 31, 2007, 2006 and 2005, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2007, 2006 and 2005 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2007	2006	2005	2007	2006	2005
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$85	$79	$72	$27	$23	$20
Interest cost on projected obligations	136	127	118	12	11	11
Amortization of experience gains and losses	4	20	15	1	1	1
Amortization of initial net asset	—	(13)	(20)	—	—	—
Expected return on plan assets	(202)	(180)	(166)	(7)	(5)	(4)

Net periodic benefit cost	$23	$33	$19	$33	$30	$28

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2008 through 2017 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2008	$69	$14
2009	77	16
2010	86	18
2011	96	21
2012	107	22
2013-2017	758	152

	$1,193	$243

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2007, 2006 and 2005 the Company expensed total contributions to these plans of $28 million, $27 million and $25 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2007 and 2006 were reported net of ceded reserves of $1.5 billion and $1.4 billion, respectively.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Direct premium revenue	$14,007	$12,890	$12,078
Premiums ceded	(765)	(741)	(715)

Net premium revenue	$13,242	$12,149	$11,363

Direct benefit expense	$14,518	$13,263	$12,161
Benefits ceded	(586)	(488)	(475)

Net benefit expense	$13,932	$12,775	$11,686

In addition, the Company received $182 million, $180 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2007 and 2006 that were considered by management to be uncollectible.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NML – CBO, LLC
Northwestern Investment Management Company, LLC	JYD Assets, LLC
Northwestern Mutual Wealth Management Company

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

The major components of current income tax expense in the consolidated statement of operations were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Tax payable on ordinary income	$131	$103	$113
Tax credits	(110)	(86)	(56)

Total current tax expense	$21	$17	$57

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 16%, 1% and 16% for the years ended December 31, 2007, 2006 and 2005, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $252 million, $412 million and $318 million for the years ended December 31, 2007, 2006 and 2005, respectively. Income taxes paid in 2007 and prior years of $1.6 billion are available at December 31, 2007 for refund claims in the event of future tax losses.

Federal income tax returns for 2003 and prior years are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position represents taxes payable at the respective reporting date plus an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2007 were as follows:

(in millions)
Balance at January 1, 2007	$583
Additions based on tax positions related to the current year	81
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	—

Balance at December 31, 2007	$664

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Included in the balance at December 31, 2007 are $591 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest, the potential disallowance of the shorter deductibility period would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2007, 2006 and 2005, the Company recognized $34 million, $(7) million and $16 million, respectively, in interest. The Company had approximately $73 million and $39 million accrued for the payment of interest at December 31, 2007 and 2006, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2007 and 2006 were as follows:

	December 31,
	2007	2006	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$885	$832	$53
Investments	40	160	(120)
Policy benefit liabilities	1,893	1,816	77
Benefit plan obligations	434	385	49
Guaranty fund assessments	11	7	4
Nonadmitted assets	65	61	4
Other	157	130	27

Gross deferred tax assets	3,485	3,391	94

Deferred tax liabilities:
Premiums and other receivables	572	569	3
Investments	1,450	1,622	(172)
Other	2	2	—

Gross deferred tax liabilities	2,024	2,193	(169)

Net deferred tax assets	$1,461	$1,198	$263

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2007 and 2006, the Company’s gross deferred tax assets were less than this limit by $445 million and $705 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At each of December 31, 2007 and 2006, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $464 million and $473 million at December 31, 2007 and 2006, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $130 million, $194 million and $257 million at December 31, 2007, 2006 and 2005, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million for each of the years then ended.

During 2007, the Company received dividends from Russell in the amount of $56 million. These dividends are reported as net investment income in the consolidated statement of operations.

The Company has invested in notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. At December 31, 2007 and 2006, these notes were valued at amortized cost and reported as bonds in the consolidated statement of financial position with a reported statement value of $180 million and $212 million, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

12.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $150 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $351 million at December 31, 2007. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.4 billion at December 31, 2007 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonable to estimate, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2007 and 2006.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2007.

13.	Related Party Transactions

During each of 2007 and 2006, the Company transferred certain investments from its general account to wholly-owned subsidiaries as a capital contribution. The aggregate statement value of investments transferred during 2007 was $45 million, which was approximately equal to fair value. The aggregate statement value and fair value of investments transferred during 2006 were $308 million and $406 million, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During 2007, the Company invested $300 million of seed money in 15 new variable annuity mutual funds managed by an unconsolidated subsidiary. At December 31, 2007, these investments had a fair value of $321 million and are reported as common stock in the consolidated statement of financial position.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of mutual fund investments from the Mason

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

Street Funds at fair value, with realized and unrealized capital gains of $68 million reported by the Company during 2006 from these redemptions. Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. The Company held shares in the successor funds with aggregate fair values of $830 million and $763 million at December 31, 2007 and 2006, respectively, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2007 and 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair values of $288 million and $254 million, respectively.

During 2005, the Company and its subsidiaries redeemed $14 million and $79 million, respectively, of mutual fund investments from the Mason Street Funds at fair value. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 from these redemptions.

14.	Fair Value of Financial Instruments

The estimated fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2007 and 2006 were as follows:

	December 31, 2007		December 31, 2006
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$76,842	$77,650	$70,564	$71,449
Common and preferred stocks	9,525	13,626	9,228	12,441
Mortgage loans	20,833	21,160	19,363	19,735
Real estate	1,499	2,653	1,489	2,573
Policy loans	11,797	13,305	10,995	12,130
Other investments	8,749	10,838	7,930	10,092
Cash and temporary investments	2,547	2,547	2,885	2,885

Liabilities:
Investment-type insurance reserves	$4,336	$4,121	$4,161	$3,960

The estimated fair value of bonds is generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. For bonds without SVO-published values or quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The estimated fair value of common and preferred stocks and other equity securities is generally based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices are not used, fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company’s investment in Russell. The estimated fair value of mortgage loans is based on discounted future cash flows using market interest rates for debt with comparable credit risk and maturities. The estimated fair value of real estate is based on

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2007, 2006 and 2005

discounted future cash flows using market interest rates. The estimated fair value of policy loans is based on discounted future cash flows using market interest rates, including assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated based on discounted future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated based on discounted future tax benefits using market interest rates. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay in an arms-length termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance reserves is based on discounted future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 22, 2008